UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-01880

The Income Fund of America, Inc.
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: July 31

Date of reporting period: July 31, 2009

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

The Income Fund of America

Positioned for the future

[photo of a hummingbird sitting on a flower covered branch]

Annual report for the year ended July 31, 2009

The Income Fund of America® seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2009 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–23.80%	–0.24%	3.06%

The total annual fund operating expense ratio was 0.64% for Class A shares as of July 31, 2009.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 29 and 30 for details.

The fund’s 30-day yield for Class A shares as of August 31, 2009, calculated in accordance with the Securities and Exchange Commission formula, was 4.47%. The fund’s distribution rate for Class A shares as of that date was 5.16%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 34.

Equity investments are subject to market fluctuations. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. Investing outside the United States may be subject to additional risks, such as currency fluctuations and political instability. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

In this report

Special Feature

6	Positioned for the future

Contents

1	Letter to shareholders

4	The value of a long-term perspective

12	About your fund

13	The portfolio at a glance

14	Summary investment portfolio

20	Financial statements

35	Board of directors and other officers

[photo of a hummingbird sitting on a flower covered branch]

Fellow shareholders:

For the 12 months ended July 31, 2009, The Income Fund of America (IFA) recorded a total return of –12.7%. This return was ahead of the –19.9% figure turned in by the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market. The fund’s return trailed that of the Barclays Capital U.S. Aggregate Index, a proxy for the U.S. bond market, which gained 7.8%.

Results for IFA also lagged the 5.7% decline posted by the Lipper Income Funds Index, a measure of the fund’s category peers.

In the wake of this challenging year, the table below can offer some helpful perspective to long-term investors. For the tumultuous 10 years ended July 31, IFA’s income focus and sensitivity to risk helped it top both its peer group and the broader U.S. stock market. Perhaps not surprisingly, over the same period the fund trailed the Barclays index, which measures the generally less volatile bond market. However, over IFA’s lifetime — a period encompassing a wide variety of economic and market conditions — the fund has outdistanced the broader stock and bond markets.

Income challenges
Providing shareholders with regular quarterly income remains IFA’s primary objective. This commitment remains strong despite the multiple challenges currently facing income-oriented investors.

These challenges arise in large part from the fact that there have been almost unprecedented dividend reductions among stocks, principally banks caught up in the financial crisis. Until recently, payouts from firms in this sector made up nearly 30% of the income available in the equity market. Now they provide less than 10%. To compound the income challenge, a number of companies from other sectors have also enacted dividend reductions. In addition, historically low interest rates on short-term securities and cash have further reduced the pool of income available to the fund. It was against this backdrop that in June 2009, IFA’s board of directors approved a reduction in the fund’s regular quarterly dividend, from 19.5 to 16.5 cents per share.

As income is our primary objective, we did not take this step without significant deliberation. Yet we believed that maintaining the dividend would have required us to invest in securities whose risk/reward profiles were not attractive.

Despite the reduction, IFA’s yield is more than double that currently offered by the S&P 500, and is well ahead of its Lipper peer group as well.

[Begin Sidebar]
Results at a glance (with dividends reinvested or interest compounded)

	Average annual total returns for periods ended July 31, 2009
	1 year	5 years	10 years	Lifetime[1]

The Income Fund of America (Class A shares)	–12.7%	2.4%	4.5%	11.2%
Standard & Poor’s 500 Composite Index	–19.9	–0.1	–1.2	10.2
Lipper Income Funds Index[2]	–5.7	3.0	3.4	—	[3]
Barclays Capital U.S. Aggregate Index	7.8	5.1	6.2	8.2	[4]
Consumer Price Index (inflation)[5]	–2.1	2.6	2.6	4.4

[1]Since December 1, 1973, when Capital Research and Management Company became the fund’s investment adviser.
[2]Source: Lipper. Figures do not reflect the effect of sales charges.
[3]The inception date for the index was December 31, 1988.
[4]From December 1, 1973, through December 31, 1975, the Barclays Capital U.S. Government/Credit Index was used because the Barclays Capital U.S. Aggregate Index did not yet exist.
[5]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The market indexes are unmanaged and their results do not reflect the effect of sales charges, commissions or expenses. Fund returns do not reflect the effect of sales charges.
[End Sidebar]

Broad market downturn, then a steady rise
A look at the market over the most recent 12 months reveals two contrasting phases. When we reported to you at this time last year, conditions were very difficult. Yet the apex of the financial crisis still lay ahead. The fall of 2008 saw several prominent U.S. financial institutions go bankrupt while others teetered on the brink of collapse. Credit markets seized up almost completely. These cascading events exacerbated the global economic slowdown and initiated a steep market slide that, after slowing in December, accelerated anew at the beginning of 2009 and didn’t stop until early March.

At that point, however, with the S&P 500 having lost more than 45% since the beginning of IFA’s fiscal period, markets reversed course as investors began to believe that the global stimulus packages were taking effect. Though corporate data and economic indicators remained relatively weak, investors began to spot opportunity among battered stocks.

As with stocks, the bond market experienced a roller coaster year. Amid the widespread uncertainty that marked the beginning of the period, investors seeking relative safety flooded into U.S. Treasury securities. Almost all other areas of the fixed-income market suffered. But several months before their equity counterparts, bond investors detected glimmers of hope on the economic horizon. The market, particularly high-yield corporate debt, recovered sharply in 2009.

Tough times across the board
While the fund outpaced the broader stock market for the period, it did not escape the damage wrought by the global economic turmoil. In fact, while all 10 sectors that make up the S&P 500 were down, stocks paying above-average dividends were among those hardest hit.

Financial companies fell furthest both in the market and the fund. Utilities, a traditional source of yield, also proved a drag on IFA’s results. Among areas of strength for both the market and the fund were telecommunication services and consumer staples. Bonds were likewise additive. As in the broader market, U.S. Treasuries provided support during the period’s first half and high-yield corporate debt posted very high returns beginning in 2009.

[Begin Sidebar]
Striking a balance between return and volatility

The Income Fund of America takes a prudent path to income. Looking back 10 years, as shown at right, the fund has provided higher returns than stocks and the average income fund as well as lower volatility than stocks. As this period was an unusually volatile one for equities, results for the fund, its peer groups and the broader stock market trailed the broader bond market. However, as can be seen on page 1, the fund’s lifetime results surpass those of both the stock and bond indexes.

For the 10-year period ended July 31, 2009

[begin chart]
	5 Years		10 Years		Since 12/31/75
Fund	Annual Return	Annual Std Dev	Annual Return	Annual Std Dev	Annual Return	Annual Std Dev
Income Fund of America	2.38	11.79	4.46	10.41	11.07	9.57
Barclays Capital U.S. Aggregate Index	5.14	3.63	6.19	3.77	8.41	5.76
S&P 500	-0.14	15.66	-1.19	16.11	10.77	15.31
Lipper Income Funds Index	2.96	8.38	3.45	7.34
[end chart]

Sources: Stocks — S&P 500; Bonds — Barclays Capital U.S. Aggregate Index; Income Funds Index — Lipper. Returns include reinvestment of all distributions. Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.
[End Sidebar]

Unusual conditions create opportunities
As we discuss in the feature article “Positioned for the future” that begins on page 6, unusual conditions in equity markets presented the fund not just with challenges but with appealing investment possibilities. While income available in the marketplace is much reduced, the number of non-financial companies featuring dividend yields appropriate for the fund has increased dramatically. This has enabled us to enhance the fund’s diversity by investing in companies from sectors that once had little representation within IFA’s portfolio. Moreover, the market downturn affected great companies as well as average ones to relatively equal degrees, allowing us to diversify through the addition of what we believe are top-flight companies.
Guided by fundamental research, we made sizable investments in several technology, industrial and retail firms, all sectors that have historically offered few income opportunities. We also built or added to positions among pharmaceutical companies.

We trimmed holdings among real estate investment trusts as we grew concerned about their stability in a soft real estate market where credit was difficult to come by. We likewise reduced our telecom and consumer staples holdings. Many had held up well during the downturn and we found opportunities we believe present more attractive total return possibilities.

The portion of fund assets invested in fixed-income securities rose sharply during the period, from 27.0% to 34.6%. This increase is partly attributable to the fact that the fund’s bond investments held up better than its stock portfolio. However, we also used some of IFA’s cash reserves — they now stand at 3.9%, down from 9.1% at the period’s outset — to invest selectively in bonds with prices and yields made more attractive due to 2008’s bond market selloff.

Cautious, but optimistic
Looking forward, we are optimistic. The global economy appears to be stabilizing, which could create conditions for a recovery. Though the timing is difficult to predict, we believe that IFA’s dividend discipline, along with its highly diversified portfolio, leave the fund and its shareholders well-positioned for the future.

We thank you for your commitment to long-term investing.

Cordially,

/s/ Hilda L. Applbaum

Hilda L. Applbaum
Vice Chairman and Principal Executive Officer

/s/ David C. Barclay

David C. Barclay
President

September 4, 2009

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
A lifetime of high current income

The Income Fund of America’s 12-month dividend yield vs. benchmarks

[begin line chart]
Year-end	The Income Fund of America	Lipper Income Funds Average	S&P 500

1/31/1975	7.30	7.34	4.71
7/31/1975	7.24	6.98	4.18
1/31/1976	6.30	6.53	3.65
7/31/1976	7.06	6.54	3.66
1/31/1977	6.94	6.31	4.01
7/31/1977	6.15	6.26	4.47
1/31/1978	6.61	6.83	5.28
7/31/1978	6.70	6.68	4.92
1/31/1979	7.56	7.07	5.12
7/31/1979	7.38	7.04	5.19
1/31/1980	7.83	7.36	4.99
7/31/1980	7.63	7.37	4.95
1/31/1981	8.07	7.95	4.81
7/31/1981	8.16	8.45	4.91
1/31/1982	8.75	9.52	5.53
7/31/1982	9.81	10.39	6.37
1/31/1983	7.95	8.74	4.74
7/31/1983	7.95	8.36	4.28
1/31/1984	7.86	8.54	4.36
7/31/1984	8.60	9.42	4.87
1/31/1985	7.69	8.40	4.22
7/31/1985	7.45	8.20	4.07
1/31/1986	7.30	7.80	3.75
7/31/1986	7.27	7.43	3.45
1/31/1987	6.85	6.84	3.03
7/31/1987	7.02	6.90	2.69
1/31/1988	7.62	7.33	3.31
7/31/1988	6.96	7.53	3.27
1/31/1989	6.69	7.45	3.34
7/31/1989	6.67	7.25	3.04
1/31/1990	6.99	8.05	3.37
7/31/1990	7.07	8.12	3.31
1/31/1991	8.12	9.10	3.52
7/31/1991	7.09	7.96	3.11
1/31/1992	6.33	7.22	2.96
7/31/1992	6.05	6.72	2.89
1/31/1993	6.44	6.18	2.83
7/31/1993	6.19	5.54	2.79
1/31/1994	5.56	5.12	2.64
7/31/1994	6.06	5.21	2.80
1/31/1995	6.14	5.64	2.81
7/31/1995	5.55	5.22	2.41
1/31/1996	5.07	4.89	2.18
7/31/1996	5.19	5.06	2.28
1/31/1997	5.09	4.59	1.89
7/31/1997	4.74	4.23	1.61
1/31/1998	4.27	4.38	1.59
7/31/1998	4.32	4.29	1.43
1/31/1999	4.79	4.12	1.29
7/31/1999	4.86	4.35	1.24
1/31/2000	5.40	4.80	1.19
7/31/2000	5.49	4.88	1.15
1/31/2001	4.78	4.80	1.20
7/31/2001	4.80	4.62	1.30
1/31/2002	5.01	4.21	1.40
7/31/2002	5.49	3.96	1.75
1/31/2003	5.45	3.73	1.88
7/31/2003	4.69	3.35	1.66
1/31/2004	4.05	2.79	1.54
7/31/2004	3.98	2.73	1.69
1/31/2005	3.57	2.51	1.64
7/31/2005	3.44	2.42	1.70
1/31/2006	3.75	2.71	1.75
7/31/2006	3.84	2.79	1.83
1/31/2007	4.24	3.03	1.75
7/31/2007	4.43	3.12	1.81
1/31/2008	4.68	3.63	2.03
7/31/2008	5.23	3.91	2.29
1/31/2009	6.72	4.60	3.39
7/31/2009	5.64	3.87	2.53
[end line chart]

All numbers calculated by Lipper.
[End Sidebar]

The value of a long-term perspective

How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime, The Income Fund of America (IFA) has delivered higher returns than both the broader stock and bond markets. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

Fund results shown are for Class A shares and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2

Average annual total returns based on a $1,000 investment
(for periods ended July 31, 2009)*

	1 year	5 years	10 years
Class A shares	–17.76%	1.18%	3.85%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 29 and 30 for details.

[begin mountain chart]
Year End July 31	IFA[1,7,8] remaining amounts if dividends taken in cash	IFA[1,4,8] with dividends reinvested	Barclays Capital U.S. Aggregate Index[5,6] with interest compounded	Standard & Poor’s 500 Composite Index[5] with dividends reinvested

1974#	8,767	9,088	9,378	8,481
1975	10,141	11,391	10,580	9,951
1976	12,155	14,750	11,871	12,066
1977	12,701	16,392	13,189	12,042
1978	12,584	17,403	13,474	12,926
1979	12,693	18,921	14,373	14,069
1980	12,490	20,161	14,602	17,412
1981	12,818	22,484	13,871	19,675
1982	12,256	23,663	16,720	17,063
1983	16,112	33,683	20,383	27,174
1984	15,738	35,721	22,154	26,367
1985	19,443	47,674	27,452	34,914
1986	21,668	57,146	33,353	44,833
1987	23,568	66,671	34,859	62,449
1988	22,341	67,812	37,497	55,109
1989	25,644	83,698	43,200	72,685
1990	24,351	84,639	46,253	77,386
1991	25,390	95,046	51,204	87,239
1992	28,370	113,237	58,770	98,377
1993	29,917	126,680	64,746	106,947
1994	28,788	129,171	64,807	112,457
1995	31,571	150,378	71,358	141,775
1996	34,007	170,618	75,311	165,244
1997	41,731	220,576	83,417	251,353
1998	44,436	245,542	89,980	299,807
1999	45,588	264,664	92,220	360,395
2000	42,276	259,165	97,721	392,724
2001	46,460	299,416	110,124	336,476
2002	41,359	280,397	118,420	257,015
2003	44,136	314,550	124,835	284,354
2004	49,057	364,136	130,876	321,781
2005	54,032	415,525	137,146	366,973
2006	56,985	456,119	139,146	386,700
2007	61,946	518,361	146,909	449,054
2008	53,502	469,245	155,944	399,251
2009	44,011	409,572	168,179	319,605
[end mountain chart]

Expense ratios and turnover rates*
Year ended July 31, 2009

	The Income Fund of America		Industry average†

Expense ratio	0.63	%††	0.63%
Portfolio turnover rate	49%		48%

*The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
†Front-end load income funds, as measured by Lipper.
††Reflects the fee waiver (0.64% without the fee waiver).

Year ended July 31	1974[3]	1975	1976	1977	1978	1979	1980
Value of dividends
Dividends in cash[8]	$343	734	859	781	843	937	952
Dividends reinvested[8]	$346	785	997	970	1,117	1,333	1,463

Value of investment
Dividends in cash[8]	$8,767	10,141	12,155	12,701	12,584	12,693	12,490
Dividends reinvested[8]	$9,088	11,391	14,750	16,392	17,403	18,921	20,161

IFA total return	(9.1)%	25.3	29.5	11.1	6.2	8.7	6.6

Year ended July 31	1981	1982	1983	1984	1985	1986	1987
Value of dividends
Dividends in cash[8]	1,046	1,202	1,280	1,344	1,438	1,550	1,636
Dividends reinvested[8]	1,743	2,187	2,548	2,895	3,365	3,909	4,431

Value of investment
Dividends in cash[8]	12,818	12,256	16,112	15,738	19,443	21,668	23,568
Dividends reinvested[8]	22,484	23,663	33,683	35,721	47,674	57,146	66,671

IFA total return	11.5	5.2	42.3	6.0	33.5	19.9	16.7

Year ended July 31	1988	1989	1990	1991	1992	1993	1994
Value of dividends
Dividends in cash[8]	1,542	1,710	1,577	1,764	1,715	1,713	1,727
Dividends reinvested[8]	4,479	5,337	5,269	6,311	6,579	6,995	7,471

Value of investment
Dividends in cash[8]	22,341	25,644	24,351	25,390	28,370	29,917	28,788
Dividends reinvested[8]	67,812	83,698	84,639	95,046	113,237	126,680	129,171

IFA total return	1.7	23.4	1.1	12.3	19.1	11.9	2.0

Year ended July 31	1995	1996	1997	1998	1999	2000	2001
Value of dividends
Dividends in cash[8]	1,752	1,766	1,968	1,959	2,210	2,320	2,226
Dividends reinvested[8]	8,046	8,581	10,074	10,530	12,446	13,740	13,913

Value of investment
Dividends in cash[8]	31,571	34,007	41,731	44,436	45,588	42,276	46,460
Dividends reinvested[8]	150,378	170,618	220,576	245,542	264,664	259,165	299,416

IFA total return	16.4	13.5	29.3	11.3	7.8	(2.1)	15.5

Year ended July 31	2002	2003	2004	2005	2006	2007	2008
Value of dividends
Dividends in cash[8]	2,272	2,071	1,944	1,850	2,180	2,728	2,784
Dividends reinvested[8]	14,927	14,311	14,072	13,921	17,020	22,200	23,692

Value of investment
Dividends in cash[8]	41,359	44,136	49,057	54,032	56,985	61,946	53,502
Dividends reinvested[8]	280,397	314,550	364,136	415,525	456,119	518,361	469,245

IFA total return	(6.4)	12.2	15.8	14.1	9.8	13.6	(9.5)

Year ended July 31	2009
Value of dividends
Dividends in cash[8]	2,483
Dividends reinvested[8]	22,231

Value of investment
Dividends in cash[8]	44,011
Dividends reinvested[8]	409,572

IFA total return	(12.7)

Average annual total return for fund’s lifetime: 11.0%1

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment advisor), through July 31, 1974.
[4]Includes reinvested dividends of $290,237 and reinvested capital gain distributions of $131,223.
[5]The indexes are unmanaged and include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.
[6]From December 1, 1973, through December 31, 1975, the Barclays Capital U.S. Government/Credit Index was used because the Barclays Capital U.S. Aggregate Index did not yet exist.
[7]Includes capital gain distributions of $24,067, but does not reflect income dividends of $59,205 taken in cash.

[8]From April 1990 to September 1994, and from September 2003 to March 2009, the fund accrued dividends daily but paid quarterly. Dividends reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

The results shown are before taxes on fund distributions and sale of fund shares.

Positioned for the future

Though the current market environment presents significant challenges to income-focused investors, a closer look reveals unusual opportunities for The Income Fund of America and its shareholders.

[photo of a bird sitting on a flower covered tree branch]

It goes without saying that market downturns like the one we’ve recently experienced can be unsettling. As investment values decline, worry sets in and reminders about the importance of maintaining a long-term perspective or assurances that “opportunity is born of adversity” may ring hollow.

Yet though this guidance may seem trite, there is truth at the heart of it. Significant opportunity has historically emerged from difficult periods and the recent market shakeout does not appear to be an exception. Indeed, for The Income Fund of America (IFA), the broad-based market decline has actually created an opportunity for the fund’s investment professionals to practice on a grander scale one of the strategies they’ve successfully relied on for years. Namely, opportunistically investing in companies whose yields have risen as their share prices have fallen. In the past, those companies have been concentrated in certain out-of-favor sectors, but the widespread nature of the recent decline has meant an expanded set of potential investments distributed across virtually every industry.

In the following pages, we’ll take a closer look at how the current conditions came about and examine some of the challenges that remain. We’ll also discuss how our research-focused investment approach, along with the fund’s dividend discipline, are helping ensure that The Income Fund of America’s shareholders are well-positioned for the future.

[photo of a bird's nest with four green eggs inside]

The current dividend environment and how we got here
“It’s important to say that our optimism about the present conditions is not an attempt to gloss over the challenging circumstances that brought them about,” says fund vice chairman Hilda Applbaum, who is also one of its portfolio counselors. “We recognize the heavy toll that recent market conditions — arguably the most difficult since the Great Depression — have taken on investors. Furthermore, challenges remain, particularly for an income-focused fund like IFA, which must cope with a seismic shift in the dividend environment.”

That shift includes two seemingly contradictory changes of particular consequence to IFA: first, an increase in the number of companies with yields high enough to make them attractive to the fund, and second, a reduction in the overall amount of dividend income available within the fund’s investable universe.

The latter development has its origins in the recent troubles within the financial sector, a one-time bastion of high-yield companies. With the subprime mortgage crisis and the credit crunch having left the majority of financial institutions strapped for cash, paying dividends became a luxury most couldn’t afford. Compounding the problem was the fact that for those firms that had seized the financial lifelines extended by governments and central banks — and that was most of them — dividends became a political liability. Passing taxpayer bailout money to stockholders in the form of dividends was regarded as untenable. The numbers tell the story. Whereas in recent years, financial companies provided as much as 30% of the overall yield available in the S&P 500, they are set to provide less than 10% this year.

Cuts may have been deepest in the financial sector, but as the crisis boiled over into the broader economy, some non-financial companies began to see reducing or eliminating dividends as a way to conserve cash for the tough times ahead. This further depleted the amount of income available in the market.

Some companies stepped into the void by initiating or raising dividends, but these new and increased payouts were not nearly enough to offset the broad and deep cuts.

The net result is that, in dollar terms, 2009 will go down as the worst year for dividend reductions since 1938, with 2008 not too far behind.

[photo of a bird sitting on the end of a tree branch]

Significant opportunity emerges
Yet the same financial and economic uncertainty that drained considerable dividend income from the market also spawned unusual and, yes, favorable conditions for income-oriented investors. For as the global economic downturn gathered momentum, it took a toll on equities of every stripe — stocks with high dividends, those without yields, and middling payers. Yet many companies outside the financials area were able to hold the line on their dividends even as tough economic conditions caused their share prices to decline. And because yields rise when share prices fall and payouts remain steady, the overall number of non-financial companies that became candidates for investment by IFA began to increase.

In fact, since June 30, 2007, yields in all sectors save financials have recorded significant increases. As a result, the number of non-financial companies within IFA’s investment universe that have yields of 3.0% or more (the approximate yield at which companies become attractive to the fund) has risen sharply.

“Historically, certain sectors have consistently featured strong yields, while others offered few high dividend-paying companies. Still other areas of the market have been intermittently available to the fund based on investors’ views of the sector,” explains Hilda. “For example, pharmaceutical companies do not always feature high yields, but during certain stretches, investors have taken a dim view of the sector and stock prices declined. In turn, their yields spiked and many companies we believed had real value suddenly met IFA’s yield criteria. What makes the current environment particularly interesting is that the market downturn has been so widespread that, from a yield standpoint, companies within virtually every sector are now candidates for the fund. As portfolio counselors, I don’t think we’ve ever had such a long list of companies from which to choose.”

London-based portfolio counselor Jody Jonsson notes that the quality of those companies may have increased as well. “Outside certain traditional high-yield sectors, the companies historically available to the fund have generally been those with some clear flaws. Their high yields came about because their stock prices reflected the market’s concern about some area of the company,” she explains. “In many cases, our research helped us identify companies that, notwithstanding some of their problems, could benefit IFA shareholders. Recently, however, great companies and more average ones from a variety of sectors have been punished in equal measure. We as counselors have been able not only to diversify our portfolios but to do so through the addition of what we believe are very high-quality companies.”

[photo of four birds sitting on a tree branch]

A flexible path to the fund’s objective
A better stocked fishing pond adds to the considerable flexibility already enjoyed by the fund’s counselors. This flexibility takes several forms, but perhaps the most important is the ability of counselors to build portfolios that reflect their individual perspectives on companies, markets and the global economy.

[Begin Sidebar]
More choice, more opportunity

Though there are fewer yield opportunities within the financials area — where the economic crisis originated and companies have needed to redirect cash away from dividends and towards remaining viable — the recent market downturn has expanded the number of companies with yields suitable for The Income Fund of America. As you can see, as of June 30, 2009, the number of non-financial stocks with yields of 3.0% or more has increased significantly over the last two years.

Index	6/30/07	6/30/08	6/30/09

S&P 500	42	77	119
MSCI World	225	377	440
MSCI World (ex USA)	186	302	313

Number of non-financial companies in index with dividend yields of 3.0% or higher
[photo of a bird eating from a birdhouse]
[End Sidebar]

[Begin Sidebar]
[photo of a flock of red birds flying]
Income matters

It’s part of your fund’s name and one of its central objectives: Income. In the current market, finding it is a challenge as the dollar amount of dividends available has declined sharply and interest rates on cash and short-term securities are at near-record lows. Yet it’s with good reason that, regardless of the investment environment, IFA maintains its focus on providing shareholders with income in the form of quarterly dividends. To understand the vital role that income can play in an investor’s total return equation, consider the following example:

If you had invested $100 in the S&P 500 in December 1925 and …

	… took your dividends in cash	… reinvested your dividends

Your annual rate of return
would have been	5.3%	9.6%

The value of your investment
on June 30, 2009 would have been	$7,205	$210,309

We cite this example not because we think every investor should reinvest dividends — we recognize that many shareholders use IFA’s quarterly payouts to cover living expenses — but because we believe it illustrates the potential benefits of an income-focused approach.
[End Sidebar]

For example, even within the current environment, where there is a greater breadth of investment options, Hong Kong-based portfolio counselor Steve Watson is paying closest attention to companies and sectors that, as measured by yield, have fallen further than the broader market. “One characteristic of our investment approach is to step aside from the crowd and try to determine why, for example, a company or sector has fallen out of favor with investors. In some cases, our research leads us to conclude that the majority of investors are overly concerned about a company that we believe has appealing long-term prospects. Even during the most recent widespread downturn, we found many such opportunities and invested with enthusiasm in those areas.”

Steve’s highly diverse portfolio also underscores the company-by-company approach that guides the fund’s investment professionals. “In the early part of 2009, a considerable portion of my portfolio was in cash. As I began to believe that the market was stabilizing, fund analysts representing a diverse range of sectors made compelling cases for some of the companies they covered. I rely heavily on their knowledge and made significant investments in the industrials, media, banking, utilities, telecom and consumer products areas.”

[photo of a bird sitting on a tree branch]
Yield, but not at any cost
Despite the additional opportunities in the current environment, the reality is that finding income remains challenging. True, there are more companies with yields in the 3.0% range, but companies that once featured dividends in the 5.0% range — principally those in the financials area — are fewer. To the high yielders that remain, we apply the bottom-up analysis that is central to our process.

“We won’t invest in a company simply because it has a high dividend. Instead, we focus our research resources on trying to determine the value of the company that pays the dividend,” explains Jody. “That means examining the company’s cash flow and balance sheet, its operational efficiency and market position. We also work hard to understand the management’s commitment to its dividend. And if a company is deemed attractive according to those measures, it often means that investors can not only receive quarterly income, but an increase in share price as well. This total return approach has historically served fund shareholders well.”

Help from bonds
Importantly, the fund’s equity investments aren’t the only contributors to its quarterly dividend. Bond investments are important as well and have provided significant income amid the recent dividend reductions among equities.

“With the deterioration in the financial system, the seizing up of the credit markets and recessionary conditions worldwide, prices for most bonds sold in the secondary market dropped sharply,” explains fund president David Barclay, who is also a fixed-income portfolio counselor based in Los Angeles. “And when bonds lose value, their yield effectively rises. In addition, companies issuing new bonds were offering very attractive interest rates to entice wary investors. We invested selectively in securities with high interest rates — some in the teens. They provided vital support to the fund’s dividend payout in the face of declining income from equities.”

With increased economic stability, however, has come a rise in bond prices and a corresponding drop in yield. This, coupled with historically low yields on cash and short-term securities, has heightened the challenge of finding income for the fund.

“Without a doubt, the current conditions are somewhat challenging from an income standpoint. But market conditions don’t last forever. When the economy improves, earnings will rise and so will dividends. As in the past, the Fed will raise interest rates, which will increase yields on shorter term securities. Invariably, IFA’s portfolio will look different,” says Hilda. “The good news is that we have a dividend discipline that helps keep us on course with the fund’s focus on income, capital appreciation and risk management. We can’t dictate the market conditions we’ll face in the coming months, but we can determine the approach we take to navigating them.” ■

About your fund

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Resilience during stock declines	The Income Fund of America (IFA) vs. the S&P 500 during market declines*

Dates of decline	S&P 500 Cumulative total return	IFA Cumulative total return	IFA advantage (percentage points)

September 21, 1976, through March 6, 1978	–13.5%	1.9%	15.4%
November 28, 1980, through August 12, 1982	–20.2	19.0	39.2
August 25 through December 4, 1987	–32.8	–13.6	19.2
July 16 through October 11, 1990	–19.2	–10.2	9.0
July 17 through August 31, 1998	–19.1	–9.5	9.6
March 24, 2000, through October 9, 2002	–47.4	0.7	48.1
October 9, 2007, through March 9, 2009	–55.2	–43.5	11.7

*Periods show S&P 500 price declines of 15% or greater. All declines shown, except the most recent decline, end once the market has fully recovered. With respect to the most recent decline, the market has not returned to its high, reached in October 2007. Nonetheless, we have elected to include the period to give shareholders a sense of how IFA’s results compared with those of the broader stock market during this tumultuous time. S&P 500 total returns, which include reinvestment of all distributions, may be higher. There have been times when the index, which is unmanaged, has done better.

Withdrawing income: the dividend advantage

Most fund shareholders reinvest their dividends, but some — including many nonprofit organizations — use dividends to meet current expenses. As the charts below show, the fund’s income has allowed withdrawals to be made without invading principal.

Higher dividends

[begin bar chart]
Dividends produced
IFA	1,572,929
S&P 500	415,293
[end bar chart]

...... have helped to keep principal
intact, letting compounding do
its work.

[begin bar chart]
	IFA	S&P 500
Amount withdrawn	451,602	451,602
Ending value	1,912,605	895,235
Initial investment	100,000	100,000
[end bar chart]

Charts show hypothetical $100,000 investments in the fund (at net asset value) and the S&P 500 from January 1, 1974, to July 31, 2009. Example assumes a 5% withdrawal, increased 5% annually. The first withdrawal, on December 31, 1974, was $5,000. Total withdrawals over the fund’s lifetime come to $451,602.

Historical benefits of income

This chart shows one-year snapshots of the annual income produced by three hypothetical $10,000 investments made on July 31, 1974, in each of The Income Fund of America, the S&P 500, and three-month certificates of deposit (CDs). Over the past 35 years, income from the fund has been substantially higher.

Year ended July 31

[begin bar chart]
	The Income Fund of America	S&P 500	CDs
		S&P
7/31/1975	$864	$479	$924
7/31/1976	$1,097	$511	$652
7/31/1977	$1,067	$617	$598
7/31/1978	$1,229	$728	$814
7/31/1979	$1,467	$838	$1,283
7/31/1980	$1,610	$980	$1,998
7/31/1981	$1,918	$1,110	$2,302
7/31/1982	$2,407	$1,241	$3,003
7/31/1983	$2,804	$1,339	$2,235
7/31/1984	$3,186	$1,477	$2,376
7/31/1985	$3,702	$1,637	$2,617
7/31/1986	$4,301	$1,788	$2,217
7/31/1987	$4,876	$1,948	$1,940
7/31/1988	$4,928	$2,084	$2,417
7/31/1989	$5,873	$2,555	$3,240
7/31/1990	$5,797	$2,969	$3,382
7/31/1991	$6,944	$3,140	$3,171
7/31/1992	$7,239	$3,303	$2,226
7/31/1993	$7,696	$3,469	$1,548
7/31/1994	$8,220	$3,658	$1,680
7/31/1995	$8,853	$3,963	$2,920
7/31/1996	$9,442	$4,388	$3,049
7/31/1997	$11,085	$4,713	$3,189
7/31/1998	$11,587	$4,955	$3,414
7/31/1999	$13,694	$5,236	$3,313
7/31/2000	$15,119	$5,333	$4,011
7/31/2001	$15,308	$5,130	$4,233
7/31/2002	$16,425	$5,265	$1,806
7/31/2003	$15,747	$5,526	$1,164
7/31/2004	$15,484	$6,344	$837
7/31/2005	$15,318	$7,290	$1,844
7/31/2006	$18,727	$8,261	$3,532
7/31/2007	$24,427	$9,483	$4,586
7/31/2008	$26,068	$10,663	$3,842
7/31/2009	$24,461	$9,403	$2,098
[end bar chart]

All results are calculated at net asset value with dividends and capital gains (where applicable) reinvested. Source for CDs is the Federal Reserve. CD income assumes reinvestment of both principal and interest at prevailing rates at the time of purchase. CDs are guaranteed; the fund is not.

The portfolio at a glance

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Investment mix by security type	July 31, 2009

U.S. common stocks	38.7%
Common stocks of issuers outside the U.S.	18.5
Convertible securities & preferred stocks	3.8
U. S. Treasury & agency bonds & notes	5.5
Other fixed-income securities	29.1
Short-term securities & other assets less liabilities	4.4
[end pie chart]

Five largest sectors in common stock holdings
Percent of net assets

Consumer staples	7.2%
Industrials	7.2
Telecommunication services	7.1
Utilities	6.6
Health care	5.3

Ten largest common stock holdings
Percent of net assets

Verizon Communications	2.3%
AT&T	2.0
Merck	1.7
GDF Suez	1.4
Royal Dutch Shell	1.3
Waste Management	1.3
Kraft Foods	1.3
Bristol-Myers Squibb	1.2
Chevron	1.2
Philip Morris International	1.2

Country diversification
Percent of net assets

United States	70.9%
Euro zone*	10.7
United Kingdom	5.1
Australia	2.2
Canada	1.3
Japan	0.8
Other countries	4.6
Short-term securities & other assets less liabilities	4.4

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

[begin pie chart]
Investment mix by security type	July 31, 2008

U.S. common stocks	42.6%
Common stocks of issuers outside the U.S.	17.9
Convertible securities & preferred stocks	3.5
U. S. Treasury & agency bonds & notes	2.4
Other fixed-income securities	24.6
Short-term securities & other assets less liabilities	9.0
[end pie chart]

Five largest sectors in common stock holdings
Percent of net assets

Financials	10.1%
Telecommunication services	8.0
Utilities	7.2
Consumer staples	6.5
Industrials	6.4

Ten largest common stock holdings
Percent of net assets

AT&T	2.3%
Verizon Communications	2.0
Chevron	1.9
General Electric	1.8
Merck	1.2
Bank of America	1.2
Citigroup Inc.	1.2
McDonald's	1.1
Kraft Foods	1.0
H.J. Heinz	1.0

Country diversification
Percent of net assets

United States	68.3%
Euro zone*	10.5
United Kingdom	3.3
Canada	1.1
Australia	1.1
Hong Kong	1.1
Other countries	5.6
Short-term securities & other assets less liabilities	9.0

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

Summary investment portfolio

July 31, 2009

			Percent
		Value	of net
Common stocks - 57.24%	Shares	(000)	assets

Consumer staples - 7.23%
Kraft Foods Inc., Class A	26,500,821	$751,033	1.25%
Philip Morris International Inc.	15,252,096	710,748	1.19
Coca-Cola Co.	9,000,000	448,560	.75
H.J. Heinz Co.	10,111,700	388,896	.65
Unilever NV, depository receipts	7,880,000	215,305
Unilever NV (New York registered)	5,051,750	137,408	.59
Hershey Co.	6,904,100	275,819	.46
Diageo PLC	15,650,000	245,136	.41
Other securities		1,161,514	1.93
		4,334,419	7.23

Industrials - 7.21%
Waste Management, Inc. (1)	26,835,500	754,346	1.26
United Technologies Corp.	11,560,000	629,673	1.05
Schneider Electric SA	5,311,115	482,508	.80
Emerson Electric Co.	11,245,000	409,093	.68
Other securities		2,047,768	3.42
		4,323,388	7.21

Telecommunication services - 7.07%
Verizon Communications Inc.	42,935,600	1,376,945	2.30
AT&T Inc.	45,359,621	1,189,783	1.99
Koninklijke KPN NV	45,739,757	687,459	1.15
Telefónica, SA	24,752,800	615,815	1.03
Other securities		366,039	.60
		4,236,041	7.07

Utilities - 6.57%
GDF Suez	22,188,284	847,707	1.41
Entergy Corp.	4,942,600	397,039	.66
Duke Energy Corp.	23,431,172	362,714	.61
FirstEnergy Corp.	8,096,500	333,576	.55
Exelon Corp.	5,300,000	269,558	.45
RWE AG	3,075,663	259,737	.43
E.ON AG	6,460,000	244,549	.41
Other securities		1,224,969	2.05
		3,939,849	6.57

Health care - 5.33%
Merck & Co., Inc.	34,875,000	1,046,599	1.75
Bristol-Myers Squibb Co.	33,025,500	717,974	1.20
Eli Lilly and Co.	12,890,000	449,732	.75
Pfizer Inc	24,050,000	383,117	.64
Other securities		597,736	.99
		3,195,158	5.33

Energy - 4.94%
Royal Dutch Shell PLC, Class B (ADR)	8,100,000	425,493
Royal Dutch Shell PLC, Class A (ADR)	5,000,000	263,200
Royal Dutch Shell PLC, Class B	3,797,147	98,537	1.31
Chevron Corp.	10,265,000	713,109	1.19
TOTAL SA	3,855,000	213,792
TOTAL SA (ADR)	3,640,000	202,566	.70
Spectra Energy Corp	18,311,414	336,198	.56
Diamond Offshore Drilling, Inc.	3,030,000	272,306	.45
ConocoPhillips	5,500,000	240,405	.40
Other securities		198,418	.33
		2,964,024	4.94

Financials - 4.77%
Unibail-Rodamco SE, non-registered shares	1,693,800	295,978	.49
HSBC Holdings PLC (Hong Kong)	14,326,382	142,534
HSBC Holdings PLC (United Kingdom)	10,000,000	101,154
HSBC Holdings PLC (ADR)	350,000	17,745	.44
Other securities		2,303,410	3.84
		2,860,821	4.77

Consumer discretionary - 3.56%
McDonald's Corp.	11,916,400	656,117	1.10
Home Depot, Inc.	20,150,000	522,691	.87
Other securities		953,684	1.59
		2,132,492	3.56

Information technology - 3.33%
Intel Corp.	20,000,000	385,000	.64
Microchip Technology Inc. (1)	14,128,000	380,467	.64
Automatic Data Processing, Inc.	9,625,000	358,531	.60
Microsoft Corp.	12,095,000	284,474	.48
Paychex, Inc.	9,293,000	246,265	.41
Other securities		341,267	.56
		1,996,004	3.33

Materials - 2.94%
E.I. du Pont de Nemours and Co.	13,940,000	431,164	.72
Weyerhaeuser Co. (1)	10,728,000	375,909	.63
Other securities		957,643	1.59
		1,764,716	2.94

Miscellaneous - 4.29%
Other common stocks in initial period of acquisition		2,569,145	4.29

Total common stocks (cost: $35,976,713,000)		34,316,057	57.24

			Percent
		Value	of net
Preferred stocks - 1.55%	Shares	(000)	assets

Financials - 1.54%
Fannie Mae, Series O, 7.00% (2) (3)	3,275,507	8,189
Fannie Mae, Series S, 8.25% noncumulative	1,511,450	2,966	.02
Freddie Mac, Series W, 5.66% (4)	1,912,800	2,032
Freddie Mac, Series Z, 8.375% (4)	1,100,000	1,444
Freddie Mac, Series V, 5.57% (4)	759,375	807	.01
Other securities		905,047	1.51
		920,485	1.54

Miscellaneous - 0.01%
Other preferred stocks in initial period of acquisition		6,428	.01

Total preferred stocks (cost: $1,243,701,000)		926,913	1.55

			Percent
		Value	of net
Warrants - 0.00%		(000)	assets

Other - 0.00%
Other securities		1	.00

Total warrants (cost: $779,000)		1	.00

			Percent
		Value	of net
Convertible securities - 2.25%		(000)	assets

Other - 1.80%
Other securities		1,077,453	1.80

Miscellaneous - 0.45%
Other convertible securities in initial period of acquisition		271,079	.45

Total convertible securities (cost: $1,487,695,000)		1,348,532	2.25

	Principal		Percent
	amount	Value	of net
Bonds & notes - 34.61%	(000)	(000)	assets

Mortgage-backed obligations (5) - 6.29%
Fannie Mae:
6.00% 2037	$320,698	336,871
4.00%-11.838% 2010-2047 (3)	1,471,906	1,545,057	3.14
Freddie Mac 4.50%-11.347% 2009-2039 (3)	353,238	368,381	.61
Other securities		1,518,401	2.54
		3,768,710	6.29

Bonds & notes of U.S. government & government agencies - 5.54%
U.S. Treasury:
4.625% 2011	407,750	439,701
3.50% 2018	351,940	354,537
0%-8.875% 2011-2039 (6) (7)	1,916,642	2,059,001	4.76
Fannie Mae 4.625%-6.25% 2012-2029	201,000	217,609	.36
Federal Home Loan Bank 1.75%-5.25% 2012-2014	87,900	90,150	.15
Freddie Mac 6.625% 2009	39,355	39,650	.07
Other securities		120,713	.20
		3,321,361	5.54

Consumer discretionary - 4.26%
Other securities		2,557,067	4.26

Financials - 4.20%
Other securities		2,515,564	4.20

Telecommunication services - 2.63%
Verizon Communications Inc. 3.75%-8.75% 2011-2037 (2)	218,770	238,531
Verizon Global Funding Corp. 4.90%-7.75% 2015-2030	10,265	11,718
ALLTEL Corp. 7.00% 2012	17,686	19,628	.45
AT&T Inc. 4.95%-6.70% 2013-2039	64,000	69,426
SBC Communications Inc. 5.10%-6.25% 2011-2016	19,000	20,311
AT&T Wireless Services, Inc. 8.125% 2012	16,935	19,236
AT&T Corp. 7.30%-8.00% 2011-2031 (3)	13,205	15,343	.21
Koninklijke KPN NV 8.375% 2030	4,660	5,849	.01
Other securities		1,176,617	1.96
		1,576,659	2.63

Industrials - 2.15%
United Technologies Corp. 6.125% 2019	15,000	16,890	.03
Other securities		1,269,916	2.12
		1,286,806	2.15

Health care - 1.93%
Merck & Co., Inc. 5.00% 2019	6,000	6,242	.01
Other securities		1,151,591	1.92
		1,157,833	1.93

Information technology - 1.69%
Other securities		1,015,956	1.69

Consumer staples - 1.50%
Kraft Foods Inc. 6.75%-6.875% 2014-2038	21,695	24,623	.04
Other securities		872,593	1.46
		897,216	1.50

Energy - 1.39%
Chevron Corp. 4.95% 2019	25,000	26,617	.04
Shell International Finance B.V. 4.00% 2014	20,000	21,040	.04
Other securities		787,531	1.31
		835,188	1.39

Utilities - 1.38%
Other securities		830,016	1.38

Other - 1.63%
Other securities		978,102	1.63

Miscellaneous - 0.02%
Other bonds & notes in initial period of acquisition		10,168	.02

Total bonds & notes (cost: $21,871,898,000)		20,750,646	34.61

	Principal		Percent
	amount	Value	of net
Short-term securities - 3.87%	(000)	(000)	assets

Federal Home Loan Bank 0.163%-0.85% due 8/3-10/27/2009	738,813	738,656	1.23
Fannie Mae 0.19%-0.45% due 8/17-11/17/2009	387,200	387,067	.65
U.S. Treasury Bills 0.135%-0.40% due 8/6-10/8/2009	240,300	240,262	.40
Freddie Mac 0.22%-0.51% due 8/10-10/13/2009	231,400	231,353	.39
Merck & Co. Inc. 0.20% due 8/17/2009	17,200	17,198	.03
Other securities		707,115	1.17

Total short-term securities (cost: $2,321,404,000)		2,321,651	3.87

Total investment securities (cost: $62,902,190,000)		59,663,800	99.52
Other assets less liabilities		285,369	.48

Net assets		$59,949,169	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $33,687,000, which represented .06% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended July 31, 2009, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 7/31/09 (000)
Waste Management, Inc.	19,150,500	7,685,000	-	26,835,500	$25,484	$754,346
WMX Technologies, Inc. 7.10% 2026	$10,125,000	-	-	$10,125,000	719	10,752
Waste Management, Inc. 7.375% 2019	-	$7,200,000	-	$7,200,000	228	8,193
Waste Management, Inc. 5.00% 2014	$7,000,000	-	-	$7,000,000	352	6,961
Waste Management, Inc. 6.50% 2008	$5,000,000	-	$5,000,000	-	6	-
Microchip Technology Inc.	14,128,000	-	-	14,128,000	19,143	380,467
Weyerhaeuser Co.	10,728,000	-	-	10,728,000	12,337	375,909
Weyerhaeuser Co. 6.875% 2033	$2,500,000	-	-	$2,500,000	174	1,939
Weyerhaeuser Co. 7.375% 2032	$3,500,000	-	$2,000,000	$1,500,000	257	1,287
MeadWestvaco Corp.	11,500,696	-	900,000	10,600,696	10,374	206,608
Hospitality Properties Trust	4,500,000	1,500,000	-	6,000,000	7,154	94,740
Hospitality Properties Trust 6.75% 2013	$18,365,000	$24,665,000	$14,115,000	$28,915,000	3,108	26,956
Hospitality Properties Trust 6.70% 2018	$16,175,000	-	-	$16,175,000	1,088	13,144
Hospitality Properties Trust 6.30% 2016	$2,368,000	$3,687,000	$3,655,000	$2,400,000	260	1,950
Hospitality Properties Trust 5.125% 2015	$2,160,000	$3,710,000	$3,710,000	$2,160,000	276	1,747
Hospitality Properties Trust 5.625% 2017	$1,485,000	$3,530,000	$3,530,000	$1,485,000	142	1,148
Hospitality Properties Trust 6.85% 2012	-	$6,000,000	$6,000,000	-	379	-
First Niagara Financial Group, Inc.	-	9,730,000	-	9,730,000	2,513	127,949
Alexandria Real Estate Equities, Inc.	-	2,450,000	-	2,450,000	2,272	93,369
Alexandria Real Estate Equities, Inc. 8.00% convertible notes 2029 (2)	-	$463,000	-	$463,000	1	521
De La Rue PLC	-	8,876,271	2,506,553	6,369,718	35,352	88,551
De La Rue PLC, Class B	-	6,982,526	6,982,526	-	-	-
Macquarie Korea Infrastructure Fund	21,023,070	518,008	-	21,541,078	6,345	88,477
Applied Industrial Technologies, Inc.	-	2,738,790	-	2,738,790	451	60,582
Georgia Gulf Corp. 10.00% convertible preferred (2) (4) (7)	-	2,545,684		2,545,684	-	35,212
Georgia Gulf Corp., Term Loan B, 9.50% 2013 (3) (5) (8)	-	$6,246,177	-	$6,246,177	-	5,758
Georgia Gulf Corp., Term Loan, Revolver, 6.50% 2011 (3) (5) (8) (9)	-	$4,250,000	-	$4,250,000	-	3,889
Georgia Gulf Corp. (2) (4) (7)	-	113,556	-	113,556	-	1,571
Clarent Hospital Corp. (4) (7)	484,684	-	-	484,684	-	24
Arthur J. Gallagher & Co. (10)	5,403,700	5,000,000	5,403,700	5,000,000	4,289	-
Goodman Fielder Ltd. (10)	67,000,000	-	67,000,000	-	5,717	-
Hershey Co. (10)	10,821,000	-	3,916,900	6,904,100	11,301	-
iStar Financial, Inc. 8.625% 2013 (10)	$35,675,000	$2,542,000	$30,717,000	$7,500,000	2,844	-
iStar Financial, Inc., Series B, 5.125% 2011 (10)	$15,000,000	$1,930,000	$16,930,000	-	752	-
iStar Financial, Inc. 5.375% 2010 (10)	$14,010,000	-	$14,010,000	-	684	-
iStar Financial, Inc. 5.50% 2012 (10)	$3,700,000	$4,000,000	$7,700,000	-	593	-
iStar Financial, Inc. 2.536% 2010 (10)	$3,248,000	$3,500,000	$6,748,000	-	578	-
iStar Financial, Inc. 6.00% 2010 (10)	$6,950,000	-	$6,950,000	-	488	-
iStar Financial, Inc., Series B, 1.66% 2009 (10)	-	$2,420,000	$2,420,000	-	423	-
iStar Financial, Inc. 6.50% 2013 (10)	$5,133,000	-	$5,133,000	-	404	-
iStar Financial, Inc. 5.875% 2016 (10)	-	$7,165,000	$7,165,000	-	359	-
iStar Financial, Inc. 5.65% 2011 (10)	$3,418,000	$217,000	$3,635,000	-	301	-
iStar Financial, Inc. 5.15% 2012 (10)	-	$3,400,000	$3,400,000	-	232	-
iStar Financial, Inc. 6.05% 2015 (10)	$4,152,000	$460,000	$4,612,000	-	205	-
iStar Financial, Inc., Series B, 5.70% 2014 (10)	$2,918,000	-	$2,918,000	-	173	-
iStar Financial, Inc., Series B, 5.95% 2013 (10)	$808,000	-	$808,000	-	50	-
iStar Financial, Inc., Series F, 7.80% cumulative redeemable (10)	400,000	-	400,000	-	42	-
iStar Financial, Inc. 5.80% 2011 (10)	-	$485,000	$485,000	-	40	-
iStar Financial, Inc. (10)	8,574,350	-	8,574,350	-	-	-
Lite-On Technology Corp. (10)	107,917,127	8,789,585	116,706,712	-	8,242	-
Polaris Industries Inc. (10)	1,707,000	-	1,707,000	-	-	-

					$166,132	$2,392,050

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Represents an affiliated company as defined under the Investment Company Act of 1940.
(2) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $4,802,201,000, which represented 8.01% of the net assets of the fund.

(3) Coupon rate may change periodically.
(4) Security did not produce income during the last 12 months.
(5) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(6) Index-linked bond whose principal amount moves with a government retail price index.
(7) Valued under fair value procedures adopted by authority of the board of directors.  The total value of all such securities, including those in "Other securities," was $629,071,000, which represented 1.05% of the net assets of the fund.

(8) Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $802,748,000, which represented 1.34% of the net assets of the fund.

(9) Unfunded loan commitment; the total value of all unfunded loan commitments was $1,711,000, which represented less than .01% of the net assets of the fund.
(10) Unaffiliated issuer at 7/31/2009.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities at July 31, 2009	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $59,782,537)	$57,271,750
Affiliated issuers (cost: $3,119,653)	2,392,050	$59,663,800
Cash denominated in currencies other than U.S. dollars (cost: $2,915)		2,915
Cash		520
Receivables for:
Sales of investments	271,484
Sales of fund's shares	57,907
Dividends and interest	447,652
Other	1,163	778,206
		60,445,441
Liabilities:
Payables for:
Purchases of investments	365,317
Repurchases of fund's shares	83,694
Investment advisory services	12,111
Services provided by affiliates	32,462
Directors' deferred compensation	2,414
Other	274	496,272
Net assets at July 31, 2009		$59,949,169

Net assets consist of:
Capital paid in on shares of capital stock		$74,080,736
Undistributed net investment income		367,574
Accumulated net realized loss		(11,261,198)
Net unrealized depreciation		(3,237,943)
Net assets at July 31, 2009		$59,949,169

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 5,500,000 shares, $.001 par value (4,274,747 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$45,569,324	3,244,718	$14.04
Class B	2,835,081	203,370	13.94
Class C	5,636,893	405,110	13.91
Class F-1	1,801,398	128,463	14.02
Class F-2	349,533	24,893	14.04
Class 529-A	607,527	43,312	14.03
Class 529-B	91,477	6,545	13.98
Class 529-C	240,956	17,228	13.99
Class 529-E	28,956	2,069	14.00
Class 529-F-1	18,650	1,330	14.03
Class R-1	74,146	5,301	13.99
Class R-2	462,723	33,213	13.93
Class R-3	936,265	66,851	14.01
Class R-4	629,080	44,846	14.03
Class R-5	394,640	28,101	14.04
Class R-6	272,520	19,397	14.05

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $14.90 and $14.89, respectively.

See Notes to Financial Statements

Statement of operations for the year ended July 31, 2009	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $70,570; also includes $151,016 from affiliates)	$1,860,177
Interest (includes $15,116 from affiliates)	1,706,544	$3,566,721

Fees and expenses*:
Investment advisory services	161,670
Distribution services	207,733
Transfer agent services	50,610
Administrative services	18,313
Reports to shareholders	5,678
Registration statement and prospectus	2,221
Directors' compensation	(3)
Auditing and legal	157
Custodian	2,151
Other	2,551
Total fees and expenses before waiver	451,081
Less investment advisory services waiver	7,501
Total fees and expenses after waiver		443,580
Net investment income		3,123,141

Net realized loss and unrealized depreciation on investments and currency:
Net realized loss on:
Investments (includes $494,644 net loss from affiliates)	(11,233,999)
Currency transactions	(13,295)	(11,247,294)
Net unrealized depreciation on:
Investments	(2,332,205)
Currency translations	(321)	(2,332,526)
Net realized loss and unrealized depreciation on investments and currency		(13,579,820)
Net decrease in net assets resulting from operations		$(10,456,679)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended July 31
	2009	2008
Operations:
Net investment income	$3,123,141	$3,704,181
Net realized (loss) gain on investments and currency transactions	(11,247,294)	1,080,635
Net unrealized depreciation on investments and currency translations	(2,332,526)	(13,173,955)
Net decrease in net assets resulting from operations	(10,456,679)	(8,389,139)

Dividends and distributions paid or accrued to shareholders:
Dividends from net investment income	(2,991,184)	(3,903,711)
Distributions from net realized gain on investments	-	(3,639,343)
Total dividends and distributions paid or accrued to shareholders	(2,991,184)	(7,543,054)

Net capital share transactions	(3,089,104)	6,122,868

Total decrease in net assets	(16,536,967)	(9,809,325)

Net assets:
Beginning of year	76,486,136	86,295,461
End of year (including undistributed
net investment income: $367,574 and $245,333, respectively)	$59,949,169	$76,486,136

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – The Income Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Effective April 21, 2009, Class B and 529-B shares of the fund are no longer available for purchase.

On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets.  Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Prior to March 21, 2009, dividends paid to shareholders were declared daily from net investment income and paid to shareholders quarterly. Effective March 21, 2009, the fund no longer declared daily dividends and began to declare and distribute dividends on a periodic basis, usually in March, June, September and December. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Loan transactions – The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

The values of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality or longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality or shorter maturity debt securities. The fund’s investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis, as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so.

Investments in securities issued by entities based outside the United States may be subject to the risks described on the previous page to a greater extent and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended July 31, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state tax authorities for tax years before 2004.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended July 31, 2009, the fund reclassified $9,064,000 from undistributed net investment income to accumulated net realized loss, and $652,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of July 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$384,422
Post-October currency loss deferrals (realized during the period November 1, 2008, through July 31, 2009)*	(5,010)
Capital loss carryforward expiring in 2017†	(1,328,267)
Post-October capital loss deferrals (realized during the period November 1, 2008, through July 31, 2009)*	(9,914,222)
Gross unrealized appreciation on investment securities	3,716,352
Gross unrealized depreciation on investment securities	(6,976,639)
Net unrealized depreciation on investment securities	(3,260,287)
Cost of investment securities	62,924,087
*These deferrals are considered incurred in the subsequent year.
†The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended July 31, 2009			Year ended July 31, 2008
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid or accrued

Class A	$2,325,379	$-	$2,325,379	$3,047,396	$2,754,859	$5,802,255
Class B	136,968	-	136,968	192,964	209,621	402,585
Class C	256,919	-	256,919	345,974	379,554	725,528
Class F-1	100,766	-	100,766	143,928	131,893	275,821
Class F-2*	7,086	-	7,086	-	-	-
Class 529-A	28,341	-	28,341	32,028	28,944	60,972
Class 529-B	3,910	-	3,910	4,561	5,017	9,578
Class 529-C	9,875	-	9,875	11,330	12,364	23,694
Class 529-E	1,290	-	1,290	1,467	1,412	2,879
Class 529-F-1	884	-	884	1,060	924	1,984
Class R-1	3,112	-	3,112	3,369	3,565	6,934
Class R-2	18,615	-	18,615	21,554	23,660	45,214
Class R-3	42,400	-	42,400	47,747	46,144	93,891
Class R-4	27,738	-	27,738	26,228	22,570	48,798
Class R-5	24,864	-	24,864	24,105	18,816	42,921
Class R-6†	3,037	-	3,037	-	-	-
Total	$2,991,184	$-	$2,991,184	$3,903,711	$3,639,343	$7,543,054

*Class F-2 was offered beginning August 1, 2008.
†Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.250% on the first $500 million of daily net assets and decreasing to 0.123% on such assets in excess of $89 billion. The agreement also provides for monthly fees, accrued daily, of 2.25% of the fund’s monthly gross income. CRMC waived a portion of its investment advisory services fee commencing on September 1, 2004, and terminating on December 31, 2008. During the year ended July 31, 2009, total investment advisory services fees waived by CRMC were $7,501,000. As a result, the fee shown on the accompanying financial statements of $161,670,000, which was equivalent to an annualized rate of 0.278%, was reduced to $154,169,000, or 0.265% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of July 31, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended July 31, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$103,168	$47,413	Not applicable	Not applicable	Not applicable
Class B	29,790	3,197	Not applicable	Not applicable	Not applicable
Class C	56,271	Included in administrative services	$7,717	$950	Not applicable
Class F-1	4,738		2,085	211	Not applicable
Class F-2	Not applicable		149	8	Not applicable
Class 529-A	1,093		464	67	$546
Class 529-B	871		74	25	87
Class 529-C	2,200		187	52	221
Class 529-E	131		22	3	26
Class 529-F-1	-		14	2	17
Class R-1	689		82	28	Not applicable
Class R-2	3,149		628	1,517	Not applicable
Class R-3	4,308		1,283	519	Not applicable
Class R-4	1,325		799	35	Not applicable
Class R-5	Not applicable		453	13	Not applicable
Class R-6*	Not applicable		29	-†	Not applicable
Total	$207,733	$50,610	$13,986	$3,430	$897

(*)Class R-6 was offered beginning May 1, 2009.
(†)Amount less than one thousand.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $(3,000), shown on the accompanying financial statements, includes $505,000 in current fees (either paid in cash or deferred) and a net decrease of $508,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of July 31, 2009 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Common stocks:
Consumer staples	$4,334,419	$-	$-	$4,334,419
Industrials	4,323,388	-	-	4,323,388
Telecommunication services	4,236,041	-	-	4,236,041
Utilities	3,939,849	-	-	3,939,849
Health care	3,195,134	-	24	3,195,158
Energy	2,964,024	-	-	2,964,024
Financials	2,860,821	-	-	2,860,821
Consumer discretionary	2,132,489	-	3	2,132,492
Information technology	1,996,004	-	-	1,996,004
Materials	1,763,145	-	1,571	1,764,716
Miscellaneous	2,569,145	-	-	2,569,145
Preferred stocks	103,388	823,525	-	926,913
Warrants	-	1	-	1
Convertible securities	633,736	679,584	35,212	1,348,532
Bonds & notes:
Corporate bonds & notes	-	12,666,478	5,827	12,672,305
Mortgage-backed obligations	-	3,704,540	64,170	3,768,710
Bonds & notes of U.S. government & government agencies	-	3,321,361	-	3,321,361
Other	-	974,954	3,148	978,102
Miscellaneous	-	10,168	-	10,168
Short-term securities	-	2,321,651	-	2,321,651
Total	$35,051,583	$24,502,262	$109,955	$59,663,800

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended July 31, 2009 (dollars in thousands):

	Beginning value at 8/1/2009	Net purchases and sales	Net realized loss (*)	Net unrealized appreciation (*)	Net transfers into Level 3	Ending value at 7/31/2009
Investment securities	$13,973	$(6,810)	$(12,495)	$24,283	$91,004	$109,955

Net unrealized depreciation during the period on Level 3 investment securities held at July 31, 2009 (dollars in thousands) (*):						$(9,010)

(*) Net realized loss and unrealized appreciation (depreciation) are included in the related amounts on investments in the statement of operations.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended July 31, 2009
Class A	$7,205,248	549,358	$2,373,774	178,565	$(11,841,997)	(900,906)	$(2,262,975)	(172,983)
Class B	225,316	17,290	138,270	10,469	(920,167)	(70,319)	(556,581)	(42,560)
Class C	878,445	67,357	254,471	19,314	(1,801,420)	(137,322)	(668,504)	(50,651)
Class F-1	590,677	45,076	93,918	7,046	(1,108,912)	(83,595)	(424,317)	(31,473)
Class F-2(2)	383,801	28,528	3,803	299	(49,989)	(3,934)	337,615	24,893
Class 529-A	109,544	8,299	31,358	2,373	(84,367)	(6,378)	56,535	4,294
Class 529-B	8,754	662	4,324	329	(12,210)	(936)	868	55
Class 529-C	47,175	3,597	10,888	826	(46,838)	(3,523)	11,225	900
Class 529-E	5,281	403	1,428	108	(4,485)	(340)	2,224	171
Class 529-F-1	4,831	364	975	74	(4,473)	(338)	1,333	100
Class R-1	20,173	1,525	3,405	259	(20,485)	(1,541)	3,093	243
Class R-2	144,128	11,008	20,373	1,553	(130,743)	(9,974)	33,758	2,587
Class R-3	261,898	19,795	47,120	3,570	(251,304)	(19,136)	57,714	4,229
Class R-4	257,894	19,483	30,577	2,325	(158,713)	(12,150)	129,758	9,658
Class R-5	267,248	20,467	26,549	2,013	(349,808)	(27,338)	(56,011)	(4,858)
Class R-6(3)	242,772	19,212	3,035	233	(646)	(48)	245,161	19,397
Total net increase
(decrease)	$10,653,185	812,424	$3,044,268	229,356	$(16,786,557)	(1,277,778)	$(3,089,104)	(235,998)

Year ended July 31, 2008
Class A	$8,146,230	423,511	$5,292,485	276,012	$(9,068,488)	(480,352)	$4,370,227	219,171
Class B	335,424	17,532	359,218	18,809	(743,435)	(39,833)	(48,793)	(3,492)
Class C	1,289,999	67,111	638,186	33,450	(1,521,685)	(81,759)	406,500	18,802
Class F-1	879,704	45,563	226,732	11,841	(893,923)	(47,364)	212,513	10,040
Class 529-A	150,265	7,824	60,016	3,138	(72,570)	(3,856)	137,711	7,106
Class 529-B	15,162	792	9,456	495	(9,895)	(525)	14,723	762
Class 529-C	67,666	3,539	23,327	1,220	(43,922)	(2,335)	47,071	2,424
Class 529-E	7,434	387	2,834	149	(4,142)	(218)	6,126	318
Class 529-F-1	7,451	385	1,936	101	(4,146)	(222)	5,241	264
Class R-1	43,273	2,254	6,695	351	(23,119)	(1,220)	26,849	1,385
Class R-2	202,674	10,639	44,310	2,325	(164,675)	(8,734)	82,309	4,230
Class R-3	511,403	26,501	91,683	4,801	(307,548)	(16,371)	295,538	14,931
Class R-4	391,084	20,374	47,284	2,481	(180,160)	(9,619)	258,208	13,236
Class R-5	378,573	19,654	38,894	2,045	(108,822)	(5,759)	308,645	15,940
Total net increase
(decrease)	$12,426,342	646,066	$6,843,056	357,218	$(13,146,530)	(698,167)	$6,122,868	305,117

(1)Includes exchanges between share classes of the fund.
(2)Class F-2 was offered beginning August 1, 2008.
(3)Class R-6 was offered beginning May 1, 2009.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $24,924,194,000 and $25,289,406,000, respectively, during the year ended July 31, 2009.

8. Subsequent events

As of September 4, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)

		(Loss) income from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3)(4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 7/31/2009	$16.98	$.74	$(2.98)	$(2.24)	$(.70)	$-	$(.70)	$14.04	(12.72)%	$45,569	.64%	.63%	5.50%
Year ended 7/31/2008	20.54	.87	(2.67)	(1.80)	(.91)	(.85)	(1.76)	16.98	(9.46)	58,029	.57	.54	4.53
Year ended 7/31/2007	19.33	.87	1.73	2.60	(.93)	(.46)	(1.39)	20.54	13.66	65,713	.56	.54	4.22
Year ended 7/31/2006	18.70	.81	.94	1.75	(.76)	(.36)	(1.12)	19.33	9.77	53,188	.56	.53	4.35
Year ended 7/31/2005	17.10	.77	1.61	2.38	(.65)	(.13)	(.78)	18.70	14.12	47,196	.55	.54	4.26
Class B:
Year ended 7/31/2009	16.87	.63	(2.95)	(2.32)	(.61)	-	(.61)	13.94	(13.37)	2,835	1.41	1.39	4.74
Year ended 7/31/2008	20.43	.72	(2.66)	(1.94)	(.77)	(.85)	(1.62)	16.87	(10.16)	4,149	1.33	1.31	3.76
Year ended 7/31/2007	19.22	.70	1.74	2.44	(.77)	(.46)	(1.23)	20.43	12.83	5,094	1.32	1.30	3.46
Year ended 7/31/2006	18.61	.66	.93	1.59	(.62)	(.36)	(.98)	19.22	8.87	4,442	1.33	1.31	3.58
Year ended 7/31/2005	17.01	.63	1.61	2.24	(.51)	(.13)	(.64)	18.61	13.32	4,135	1.34	1.32	3.48
Class C:
Year ended 7/31/2009	16.84	.62	(2.94)	(2.32)	(.61)	-	(.61)	13.91	(13.43)	5,637	1.45	1.44	4.69
Year ended 7/31/2008	20.39	.71	(2.65)	(1.94)	(.76)	(.85)	(1.61)	16.84	(10.22)	7,676	1.38	1.35	3.72
Year ended 7/31/2007	19.19	.69	1.73	2.42	(.76)	(.46)	(1.22)	20.39	12.80	8,911	1.37	1.35	3.41
Year ended 7/31/2006	18.58	.65	.93	1.58	(.61)	(.36)	(.97)	19.19	8.83	6,675	1.38	1.36	3.52
Year ended 7/31/2005	16.99	.61	1.60	2.21	(.49)	(.13)	(.62)	18.58	13.17	5,756	1.43	1.41	3.38
Class F-1:
Year ended 7/31/2009	16.95	.74	(2.97)	(2.23)	(.70)	-	(.70)	14.02	(12.71)	1,801	.66	.65	5.49
Year ended 7/31/2008	20.52	.86	(2.68)	(1.82)	(.90)	(.85)	(1.75)	16.95	(9.56)	2,712	.61	.58	4.48
Year ended 7/31/2007	19.30	.86	1.74	2.60	(.92)	(.46)	(1.38)	20.52	13.69	3,075	.60	.57	4.18
Year ended 7/31/2006	18.68	.80	.93	1.73	(.75)	(.36)	(1.11)	19.30	9.68	1,957	.60	.57	4.30
Year ended 7/31/2005	17.08	.75	1.61	2.36	(.63)	(.13)	(.76)	18.68	14.01	1,603	.67	.65	4.14
Class F-2:
Year ended 7/31/2009	16.91	.68	(2.82)	(2.14)	(.73)	-	(.73)	14.04	(12.19)	350	.44	.43	5.39
Class 529-A:
Year ended 7/31/2009	16.96	.73	(2.96)	(2.23)	(.70)	-	(.70)	14.03	(12.72)	608	.70	.68	5.44
Year ended 7/31/2008	20.52	.85	(2.66)	(1.81)	(.90)	(.85)	(1.75)	16.96	(9.55)	662	.65	.63	4.46
Year ended 7/31/2007	19.31	.85	1.73	2.58	(.91)	(.46)	(1.37)	20.52	13.57	655	.65	.63	4.14
Year ended 7/31/2006	18.68	.80	.94	1.74	(.75)	(.36)	(1.11)	19.31	9.70	452	.63	.61	4.27
Year ended 7/31/2005	17.08	.75	1.61	2.36	(.63)	(.13)	(.76)	18.68	13.98	328	.70	.68	4.13
Class 529-B:
Year ended 7/31/2009	16.92	.62	(2.96)	(2.34)	(.60)	-	(.60)	13.98	(13.47)	91	1.51	1.50	4.63
Year ended 7/31/2008	20.47	.69	(2.65)	(1.96)	(.74)	(.85)	(1.59)	16.92	(10.25)	110	1.46	1.43	3.65
Year ended 7/31/2007	19.26	.68	1.73	2.41	(.74)	(.46)	(1.20)	20.47	12.71	117	1.45	1.43	3.34
Year ended 7/31/2006	18.65	.64	.92	1.56	(.59)	(.36)	(.95)	19.26	8.71	92	1.47	1.44	3.44
Year ended 7/31/2005	17.05	.59	1.61	2.20	(.47)	(.13)	(.60)	18.65	13.05	74	1.55	1.53	3.28
Class 529-C:
Year ended 7/31/2009	16.93	.62	(2.96)	(2.34)	(.60)	-	(.60)	13.99	(13.45)	241	1.50	1.49	4.63
Year ended 7/31/2008	20.49	.70	(2.67)	(1.97)	(.74)	(.85)	(1.59)	16.93	(10.29)	276	1.45	1.43	3.66
Year ended 7/31/2007	19.27	.69	1.74	2.43	(.75)	(.46)	(1.21)	20.49	12.77	285	1.45	1.42	3.35
Year ended 7/31/2006	18.65	.64	.93	1.57	(.59)	(.36)	(.95)	19.27	8.77	201	1.46	1.43	3.45
Year ended 7/31/2005	17.06	.59	1.60	2.19	(.47)	(.13)	(.60)	18.65	13.00	153	1.54	1.52	3.29
Class 529-E:
Year ended 7/31/2009	16.93	.68	(2.95)	(2.27)	(.66)	-	(.66)	14.00	(12.98)	29	1.00	.98	5.14
Year ended 7/31/2008	20.49	.79	(2.66)	(1.87)	(.84)	(.85)	(1.69)	16.93	(9.83)	32	.94	.92	4.17
Year ended 7/31/2007	19.28	.79	1.73	2.52	(.85)	(.46)	(1.31)	20.49	13.27	32	.94	.91	3.86
Year ended 7/31/2006	18.66	.74	.93	1.67	(.69)	(.36)	(1.05)	19.28	9.32	23	.94	.92	3.96
Year ended 7/31/2005	17.06	.69	1.61	2.30	(.57)	(.13)	(.70)	18.66	13.63	17	1.02	1.01	3.80

Class 529-F-1:
Year ended 7/31/2009	$16.96	$.75	$(2.96)	$(2.21)	$(.72)	$-	$(.72)	$14.03	(12.56)%	$19	.50%	.48%	5.64%
Year ended 7/31/2008	20.52	.89	(2.66)	(1.77)	(.94)	(.85)	(1.79)	16.96	(9.35)	21	.44	.42	4.67
Year ended 7/31/2007	19.30	.90	1.73	2.63	(.95)	(.46)	(1.41)	20.52	13.87	20	.44	.41	4.37
Year ended 7/31/2006	18.68	.83	.93	1.76	(.78)	(.36)	(1.14)	19.30	9.85	10	.44	.42	4.46
Year ended 7/31/2005	17.08	.75	1.60	2.35	(.62)	(.13)	(.75)	18.68	13.96	5	.70	.68	4.14
Class R-1:
Year ended 7/31/2009	16.92	.62	(2.95)	(2.33)	(.60)	-	(.60)	13.99	(13.36)	74	1.46	1.44	4.68
Year ended 7/31/2008	20.48	.71	(2.67)	(1.96)	(.75)	(.85)	(1.60)	16.92	(10.25)	86	1.39	1.37	3.73
Year ended 7/31/2007	19.27	.70	1.72	2.42	(.75)	(.46)	(1.21)	20.48	12.75	75	1.41	1.39	3.41
Year ended 7/31/2006	18.65	.64	.94	1.58	(.60)	(.36)	(.96)	19.27	8.79	37	1.45	1.41	3.46
Year ended 7/31/2005	17.05	.61	1.61	2.22	(.49)	(.13)	(.62)	18.65	13.15	19	1.50	1.45	3.36
Class R-2:
Year ended 7/31/2009	16.86	.61	(2.95)	(2.34)	(.59)	-	(.59)	13.93	(13.54)	463	1.56	1.54	4.58
Year ended 7/31/2008	20.42	.70	(2.66)	(1.96)	(.75)	(.85)	(1.60)	16.86	(10.26)	516	1.44	1.42	3.66
Year ended 7/31/2007	19.22	.69	1.72	2.41	(.75)	(.46)	(1.21)	20.42	12.73	539	1.44	1.39	3.38
Year ended 7/31/2006	18.60	.64	.94	1.58	(.60)	(.36)	(.96)	19.22	8.83	379	1.52	1.40	3.48
Year ended 7/31/2005	17.01	.61	1.60	2.21	(.49)	(.13)	(.62)	18.60	13.16	271	1.58	1.42	3.39
Class R-3:
Year ended 7/31/2009	16.94	.68	(2.95)	(2.27)	(.66)	-	(.66)	14.01	(12.99)	936	1.00	.99	5.14
Year ended 7/31/2008	20.50	.79	(2.66)	(1.87)	(.84)	(.85)	(1.69)	16.94	(9.83)	1,061	.95	.93	4.16
Year ended 7/31/2007	19.29	.79	1.73	2.52	(.85)	(.46)	(1.31)	20.50	13.26	978	.94	.92	3.86
Year ended 7/31/2006	18.67	.73	.93	1.66	(.68)	(.36)	(1.04)	19.29	9.29	579	.96	.94	3.94
Year ended 7/31/2005	17.07	.70	1.60	2.30	(.57)	(.13)	(.70)	18.67	13.68	394	.97	.96	3.85
Class R-4:
Year ended 7/31/2009	16.96	.72	(2.95)	(2.23)	(.70)	-	(.70)	14.03	(12.72)	629	.70	.69	5.43
Year ended 7/31/2008	20.53	.85	(2.68)	(1.83)	(.89)	(.85)	(1.74)	16.96	(9.56)	597	.66	.63	4.49
Year ended 7/31/2007	19.31	.85	1.74	2.59	(.91)	(.46)	(1.37)	20.53	13.57	451	.65	.63	4.15
Year ended 7/31/2006	18.69	.79	.93	1.72	(.74)	(.36)	(1.10)	19.31	9.60	255	.66	.64	4.22
Year ended 7/31/2005	17.09	.76	1.60	2.36	(.63)	(.13)	(.76)	18.69	14.00	120	.67	.65	4.17
Class R-5:
Year ended 7/31/2009	16.97	.76	(2.96)	(2.20)	(.73)	-	(.73)	14.04	(12.53)	395	.40	.38	5.72
Year ended 7/31/2008	20.54	.91	(2.68)	(1.77)	(.95)	(.85)	(1.80)	16.97	(9.26)	559	.36	.33	4.80
Year ended 7/31/2007	19.32	.91	1.74	2.65	(.97)	(.46)	(1.43)	20.54	13.94	350	.36	.33	4.42
Year ended 7/31/2006	18.70	.85	.93	1.78	(.80)	(.36)	(1.16)	19.32	9.92	168	.36	.34	4.56
Year ended 7/31/2005	17.10	.80	1.61	2.41	(.68)	(.13)	(.81)	18.70	14.33	81	.37	.35	4.45
Class R-6:
Period from 5/1/2009 to 7/31/2009	12.55	.19	1.48	1.67	(.17)	-	(.17)	14.05	13.42	272	.09	.09	1.45

	Year ended July 31
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	49%	38%	32%	35%	24%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Income Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of The Income Fund of America, Inc. (the “Fund”), as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Income Fund of America, Inc. as of July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
September 4, 2009

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009, through July 31, 2009).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2/1/2009	Ending account value 7/31/2009	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,174.33	$3.56	.66%
Class A -- assumed 5% return	1,000.00	1,021.52	3.31	.66
Class B -- actual return	1,000.00	1,171.17	7.64	1.42
Class B -- assumed 5% return	1,000.00	1,017.75	7.10	1.42
Class C -- actual return	1,000.00	1,170.47	7.91	1.47
Class C -- assumed 5% return	1,000.00	1,017.50	7.35	1.47
Class F-1 -- actual return	1,000.00	1,174.51	3.67	.68
Class F-1 -- assumed 5% return	1,000.00	1,021.42	3.41	.68
Class F-2 -- actual return	1,000.00	1,176.61	2.37	.44
Class F-2 -- assumed 5% return	1,000.00	1,022.61	2.21	.44
Class 529-A -- actual return	1,000.00	1,175.18	3.88	.72
Class 529-A -- assumed 5% return	1,000.00	1,021.22	3.61	.72
Class 529-B -- actual return	1,000.00	1,170.20	8.18	1.52
Class 529-B -- assumed 5% return	1,000.00	1,017.26	7.60	1.52
Class 529-C -- actual return	1,000.00	1,170.15	8.12	1.51
Class 529-C -- assumed 5% return	1,000.00	1,017.31	7.55	1.51
Class 529-E -- actual return	1,000.00	1,173.33	5.39	1.00
Class 529-E -- assumed 5% return	1,000.00	1,019.84	5.01	1.00
Class 529-F-1 -- actual return	1,000.00	1,176.19	2.70	.50
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.32	2.51	.50
Class R-1 -- actual return	1,000.00	1,171.35	7.86	1.46
Class R-1 -- assumed 5% return	1,000.00	1,017.55	7.30	1.46
Class R-2 -- actual return	1,000.00	1,169.86	8.34	1.55
Class R-2 -- assumed 5% return	1,000.00	1,017.11	7.75	1.55
Class R-3 -- actual return	1,000.00	1,173.16	5.44	1.01
Class R-3 -- assumed 5% return	1,000.00	1,019.79	5.06	1.01
Class R-4 -- actual return	1,000.00	1,175.32	3.78	.70
Class R-4 -- assumed 5% return	1,000.00	1,021.32	3.51	.70
Class R-5 -- actual return	1,000.00	1,176.48	2.16	.40
Class R-5 -- assumed 5% return	1,000.00	1,022.81	2.01	.40
Class R-6 -- actual return †	1,000.00	1,134.21	.93	.35
Class R-6 -- assumed 5% return †	1,000.00	1,011.59	.88	.35

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

† The period for the “annualized expense ratio” and “actual return” line is based on the number of days from May 1, 2009 (the initial sale of the share class), through July 31, 2009, and accordingly, is not representative of a full period. The “assumed 5% return” line is based on 181 days.

Tax information
  unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended July 31, 2009:

Qualified dividend income	$2,074,422,000
Corporate dividends received deduction	$1,295,781,000
U.S. government income that may be exempt from state taxation	$70,594,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended June 30, 2009 (the most recent calendar quarter-end):

	1 year	5 years	Life of class
Class B shares[1] — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	–23.59%	–0.13%	4.12%
Not reflecting CDSC	–19.78	0.17	4.12

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–20.55	0.12	2.72
Not reflecting CDSC	–19.79	0.12	2.72

Class F-1 shares[2] — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	–19.20	0.88	3.51

Class F-2 shares[2] — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	—	—	–17.94	[3]

Class 529-A shares[4] — first sold 2/15/02
Reflecting 5.75% maximum sales charge	–23.87	–0.34	2.56
Not reflecting maximum sales charge	–19.22	0.85	3.39

Class 529-B shares[1,4] — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–23.74	–0.29	2.65
Not reflecting CDSC	–19.93	0.02	2.65

Class 529-C shares[4] — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–20.67	0.04	2.66
Not reflecting CDSC	–19.91	0.04	2.66

Class 529-E shares[2,4] — first sold 2/25/02	–19.44	0.55	3.03

Class 529-F-1 shares[2,4] — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–19.06	1.00	4.89

[1]These shares are no longer available for purchase.
[2]These shares are sold without any initial or contingent deferred sales charge.
[3]Results are cumulative total returns; they are not annualized.
[4]Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 29 and 30 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Mary Jane Elmore, 55	2008	Managing Director and General Partner, Institutional Venture Partners; former Product Marketing Manager, Intel Corporation’s Development Systems Division

Robert A. Fox, 72	1972	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO,
		Foster Farms (poultry producer)

Leonade D. Jones, 61	1993	Co-founder, VentureThink LLC (developed and

Chairman of the Board		managed e-commerce businesses) and Versura Inc.
(Independent and Non-Executive)		(education loan exchange); former Treasurer, The Washington Post Company

William D. Jones, 54	2008
Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)

John M. Lillie, 72	2003
Former President, Sequoia Associates LLC (investment firm specializing in medium-size buyouts); former CEO, American President Companies (container shipping and transportation services); former CEO, Lucky Stores; former CEO, Leslie Salt

John G. McDonald, 72	1976	Stanford Investors Professor, Graduate School of Business, Stanford University

James J. Postl, 63	2008	Former President and CEO, Pennzoil-Quaker State Company (automotive products and services)

Henry E. Riggs, 74	1989	President Emeritus, Keck Graduate Institute of Applied Life Sciences

Isaac Stein, 62	2004	President, Waverly Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University

Patricia K. Woolf, Ph.D., 75	1985	Private investor; corporate director; former Lecturer, Department of Molecular Biology, Princeton University

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Mary Jane Elmore, 55	3	None

Robert A. Fox, 72	8	None

Leonade D. Jones, 61	7	None
Chairman of the Board
(Independent and Non-Executive)

William D. Jones, 54	5	Sempra Energy; SouthWest Water Company

John M. Lillie, 72	3	None

John G. McDonald, 72	9	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

James J. Postl, 63	3	Cooper Industries; Pulte, Inc.

Henry E. Riggs, 74	5	None

Isaac Stein, 62	3	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.

Patricia K. Woolf, Ph.D., 75	7	None

“Interested” director[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund[1]	principal underwriter of the fund

Hilda L. Applbaum, 48	1998	Senior Vice President — Capital World Investors,
Vice Chairman of the Board		Capital Research and Management Company

“Interested” director[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

Hilda L. Applbaum, 48	1	None
Vice Chairman of the Board

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Please see page 36 for footnotes.

Other officers[6]

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

David C. Barclay, 52	1998	Senior Vice President — Fixed Income, Capital
President		Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Abner D. Goldstine, 79	1993	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Director, Capital Research and Management Company

Dina N. Perry, 63	1994	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company; Director, Capital Research and Management Company

Paul F. Roye, 55	2007	Senior Vice President — Fund Business Management
Senior Vice President		Group, Capital Research and Management Company; Director, American Funds Service Company;[5] former Director of Investment Management, United States Securities and Exchange Commission

Andrew B. Suzman, 42	2004	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research Company[5]

Joanna F. Jonsson, 46	2006	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;[5] Director, The Capital Group Companies, Inc.;[5] Director, American Funds Distributors, Inc.;[5] Director, Capital International Limited[5]

John H. Smet, 53	1994	Senior Vice President — Fixed Income, Capital
Vice President		Research and Management Company; Director, American Funds Distributors, Inc.[5]

Steven T. Watson, 54	2006	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company[5]; Director, Capital Research Company;[5] Director, The Capital Group Companies, Inc.[5]

Patrick F. Quan, 51	1986	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Jennifer M. Buchheim, 36	2005	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Bryan K. Nielsen, 36	2008	Vice President, Capital Guardian Trust Company;[5]
Assistant Treasurer		Vice President, Capital International, Inc.[5]

[1]Directors and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.
[6]All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Office of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete July 31, 2009, portfolio of The Income Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Income Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Income Fund of America, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2009, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 25 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
>The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market FundSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds    Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit No. MFGEAR-906-0909P

Litho in USA BAG/Q/8061-S20674

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics
The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 1800, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James J. Postl, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2008	$113,000
2009	$141,000

b) Audit-Related Fees:
2008	$27,000
2009	$23,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$7,000
2009	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2008	None
2009	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2008	$1,109,000
2009	$968,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$8,000
2009	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2008	None
2009	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,458,000 for fiscal year 2008 and $1,323,000 for fiscal year 2009. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

The Income Fund of America®
Investment portfolio

July 31, 2009

Common stocks — 57.24%	Shares	Value (000)

CONSUMER STAPLES — 7.23%
Kraft Foods Inc., Class A	26,500,821	$751,033
Philip Morris International Inc.	15,252,096	710,748
Coca-Cola Co.	9,000,000	448,560
H.J. Heinz Co.	10,111,700	388,896
Unilever NV, depository receipts	7,880,000	215,305
Unilever NV (New York registered)	5,051,750	137,408
Hershey Co.	6,904,100	275,819
Diageo PLC	15,650,000	245,136
Kimberly-Clark Corp.	3,325,000	194,346
Clorox Co.	3,050,000	186,080
Reynolds American Inc.	3,650,000	158,812
Tesco PLC	24,525,000	150,507
SYSCO Corp.	6,210,000	147,550
General Mills, Inc.	2,060,000	121,355
SABMiller PLC	3,876,000	89,774
Coca-Cola Amatil Ltd.	11,162,990	86,778
ConAgra Foods, Inc.	1,340,400	26,312
		4,334,419

INDUSTRIALS — 7.21%
Waste Management, Inc.[1]	26,835,500	754,346
United Technologies Corp.	11,560,000	629,673
Schneider Electric SA	5,311,115	482,508
Emerson Electric Co.	11,245,000	409,093
Masco Corp.	16,253,200	226,407
Cooper Industries, Ltd., Class A	6,005,000	197,865
Finmeccanica SpA	12,066,442	182,990
Atlas Copco AB, Class A	13,000,000	154,676
United Parcel Service, Inc., Class B	2,650,000	142,384
Avery Dennison Corp.	5,101,582	136,365
Rockwell Automation	3,000,000	124,230
Hubbell Inc., Class B	3,272,100	122,115
Vallourec SA	773,982	101,821
Qantas Airways Ltd.	50,541,438	97,697
AB SKF, Class B	6,275,786	93,989
Watsco, Inc.	1,707,900	89,596
De La Rue PLC[1]	6,369,718	88,551
Macquarie Korea Infrastructure Fund[1]	21,541,078	88,477
Applied Industrial Technologies, Inc.[1]	2,738,790	60,582
Österreichische Post AG	1,372,283	42,111
R.R. Donnelley & Sons Co.	2,845,400	39,551
SembCorp Industries Ltd	16,689,500	37,250
Delta Air Lines, Inc.[2]	1,588,066	11,005
Corporate Executive Board Co.	525,000	9,859
UAL Corp.[2]	59,995	247
		4,323,388

TELECOMMUNICATION SERVICES — 7.07%
Verizon Communications Inc.	42,935,600	1,376,945
AT&T Inc.	45,359,621	1,189,783
Koninklijke KPN NV	45,739,757	687,459
Telefónica, SA	24,752,800	615,815
Telstra Corp. Ltd.	45,368,954	133,439
Bell Aliant Regional Communications Income Fund	4,109,700	101,256
Vodafone Group PLC	30,000,000	61,469
Telefónica 02 Czech Republic, AS	2,018,317	55,154
Telekomunikacja Polska SA	1,674,900	8,598
Sprint Nextel Corp., Series 1[2]	760,501	3,042
CenturyTel, Inc.	52,094	1,635
American Tower Corp., Class A2	42,271	1,441
XO Holdings, Inc.[2]	9,158	5
		4,236,041

UTILITIES — 6.57%
GDF Suez	22,188,284	847,707
Entergy Corp.	4,942,600	397,039
Duke Energy Corp.	23,431,172	362,714
FirstEnergy Corp.	8,096,500	333,576
Exelon Corp.	5,300,000	269,558
RWE AG	3,075,663	259,737
E.ON AG	6,460,000	244,549
PG&E Corp.	4,654,665	187,909
DTE Energy Co.	5,000,000	172,300
Hongkong Electric Holdings Ltd.	26,754,000	147,588
Snam Rete Gas SpA	29,708,326	130,100
Consolidated Edison, Inc.	3,000,000	118,080
PPL Corp.	3,300,000	111,507
Progress Energy, Inc.	2,045,400	80,671
American Electric Power Co., Inc.	2,500,000	77,400
NiSource Inc.	4,859,596	62,640
DUET Group	38,369,915	52,591
Spark Infrastructure	50,400,000	44,933
Southern Co.	1,250,000	39,250
		3,939,849

HEALTH CARE — 5.33%
Merck & Co., Inc.	34,875,000	1,046,599
Bristol-Myers Squibb Co.	33,025,500	717,974
Eli Lilly and Co.	12,890,000	449,732
Pfizer Inc	24,050,000	383,117
Alcon, Inc.	1,577,400	201,276
Novartis AG (ADR)	3,000,000	136,860
Johnson & Johnson	2,150,000	130,914
AstraZeneca PLC (United Kingdom)	2,500,000	117,018
Schering-Plough Corp.	439,243	11,644
Clarent Hospital Corp.[1,2,3]	484,684	24
		3,195,158

ENERGY — 4.94%
Royal Dutch Shell PLC, Class B (ADR)	8,100,000	425,493
Royal Dutch Shell PLC, Class A (ADR)	5,000,000	263,200
Royal Dutch Shell PLC, Class B	3,797,147	98,537
Chevron Corp.	10,265,000	713,109
TOTAL SA	3,855,000	213,792
TOTAL SA (ADR)	3,640,000	202,566
Spectra Energy Corp	18,311,414	336,198
Diamond Offshore Drilling, Inc.	3,030,000	272,306
ConocoPhillips	5,500,000	240,405
Penn West Energy Trust	10,775,000	140,435
ARC Energy Trust	3,569,700	57,983
		2,964,024

FINANCIALS — 4.77%
Unibail-Rodamco SE, non-registered shares	1,693,800	295,978
HSBC Holdings PLC (Hong Kong)	14,326,382	142,534
HSBC Holdings PLC (United Kingdom)	10,000,000	101,154
HSBC Holdings PLC (ADR)	350,000	17,745
People’s United Financial, Inc.	13,000,000	211,250
Bank of America Corp.	13,926,233	205,969
Banco Santander, SA	12,846,200	186,026
Macquarie Group Ltd.	4,500,000	165,048
Equity Residential, shares of beneficial interest	6,842,800	164,227
U.S. Bancorp	7,994,000	163,158
Crédit Agricole SA	10,492,341	149,772
First Niagara Financial Group, Inc.[1]	9,730,000	127,949
Arthur J. Gallagher & Co.	5,000,000	114,500
JPMorgan Chase & Co.	2,695,000	104,162
Hospitality Properties Trust[1]	6,000,000	94,740
Alexandria Real Estate Equities, Inc.[1]	2,450,000	93,369
SunTrust Banks, Inc.	4,000,000	78,000
QBE Insurance Group Ltd.	4,662,792	75,759
HCP, Inc.	2,442,300	62,914
Itaúsa — Investimentos Itaú SA, preferred nominative	11,967,770	61,487
Citigroup Inc.	18,459,230	58,516
Wells Fargo & Co.	2,200,000	53,812
Itaú Unibanco Banco Múltiplo SA (ADR)	2,313,048	41,380
Boardwalk Real Estate Investment Trust	1,199,000	36,760
ING Groep NV, depository receipts	2,816,200	36,117
AXA SA	875,000	18,495
		2,860,821

CONSUMER DISCRETIONARY — 3.56%
McDonald’s Corp.	11,916,400	656,117
Home Depot, Inc.	20,150,000	522,691
Nordstrom, Inc.	8,807,400	232,867
Vivendi SA	6,374,470	163,767
H & M Hennes & Mauritz AB, Class B	2,277,000	135,145
Tatts Group Ltd.	53,500,000	109,212
VF Corp.	1,065,000	68,895
Regal Entertainment Group, Class A	4,827,018	60,048
CBS Corp., Class B, nonvoting shares	7,000,000	57,330
Tupperware Brands Corp.	1,477,844	50,350
Leggett & Platt, Inc.	1,874,000	32,514
Kesa Electricals PLC	10,900,000	23,708
Ford Motor Co.[2]	2,169,728	17,358
Time Warner Cable Inc.[2]	66,361	2,194
Adelphia Recovery Trust, Series ACC-1[2]	19,531,478	293
American Media Operations, Inc.[2,3,4]	281,006	3
		2,132,492

INFORMATION TECHNOLOGY — 3.33%
Intel Corp.	20,000,000	385,000
Microchip Technology Inc.[1]	14,128,000	380,467
Automatic Data Processing, Inc.	9,625,000	358,531
Microsoft Corp.	12,095,000	284,474
Paychex, Inc.	9,293,000	246,265
Maxim Integrated Products, Inc.	12,650,000	224,158
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	11,054,998	115,746
Taiwan Semiconductor Manufacturing Co. Ltd.	127,995	230
ZiLOG, Inc.[2]	455,000	1,133
		1,996,004

MATERIALS — 2.94%
E.I. du Pont de Nemours and Co.	13,940,000	431,164
Weyerhaeuser Co.[1]	10,728,000	375,909
Dow Chemical Co.	10,630,000	225,037
MeadWestvaco Corp.[1]	10,600,696	206,608
PPG Industries, Inc.	2,837,100	156,041
Grupo México, SAB de CV, Series B	85,993,834	121,681
Fletcher Building Ltd.	25,461,500	120,693
Impala Platinum Holdings Ltd.	4,437,112	107,922
Freeport-McMoRan Copper & Gold Inc.	300,000	18,090
Georgia Gulf Corp.[1,2,3,4]	113,556	1,571
		1,764,716

MISCELLANEOUS — 4.29%
Other common stocks in initial period of acquisition		2,569,145

Total common stocks (cost: $35,976,713,000)		34,316,057

Preferred stocks — 1.55%

FINANCIALS — 1.54%
SMFG Preferred Capital USD 3 Ltd. 9.50%[4,5]	177,055,000	190,026
SMFG Preferred Capital USD 1 Ltd. 6.078%[4,5]	11,200,000	9,856
SMFG Preferred Capital USD 2 Ltd. 8.75% noncumulative[4]	9,400,000	9,398
Mizuho Capital Investment (USD) 2 Ltd. 14.95%[4,5]	167,300,000	194,370
Mizuho Capital Investment (USD) 1 Ltd. 6.686% noncumulative[4,5]	50,000	40
Barclays Bank PLC 7.434%[3,4,5]	77,913,000	61,162
Barclays Bank PLC 8.55%[4,5]	8,061,000	6,368
Barclays Bank PLC 6.86%[4,5]	5,207,000	3,497
Barclays Bank PLC, Series 1, 6.278% noncumulative[5]	3,200,000	2,128
Barclays Bank PLC 7.375%[4,5]	2,457,000	1,796
Barclays Bank PLC 5.926%[4,5]	1,000,000	641
Vornado Realty Trust, Series I, 6.625%	3,380,000	66,552
JPMorgan Chase & Co., Series I, 7.90%[5]	49,330,000	47,030
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up4,5	25,000,000	24,750
HSBC Capital Funding LP, Series 2, 10.176% noncumulative step-up4,5	10,000,000	10,850
BNP Paribas 7.195%[4,5]	35,100,000	25,950
BNP Paribas Capital Trust 9.003% noncumulative trust[4,5]	9,135,000	7,818
Woori Bank 6.208%[4,5]	45,000,000	32,013
Société Générale 5.922%[4,5]	48,073,000	30,809
Public Storage, Inc., Series F, 6.45%	1,000,000	20,600
Public Storage, Inc., Series V, 7.50% cumulative depositary shares	400,000	9,808
Santander Finance Preferred S.A., Unipersonal, 6.50%	820,000	18,132
PNC Preferred Funding Trust I 6.517%[4,5]	30,900,000	18,303
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[4,5]	39,475,000	18,233
ILFC E-Capital Trust I 5.90%[4,5]	25,300,000	8,223
ILFC E-Capital Trust II 6.25%[4,5]	18,790,000	6,107
QBE Capital Funding II LP 6.797%[4,5]	18,715,000	13,880
General Motors Corp. 9.00%[4]	28,785	13,256
Fannie Mae, Series O, 7.00%[4,5]	3,275,507	8,189
Fannie Mae, Series S, 8.25% noncumulative	1,511,450	2,966
AXA SA, Series B, 6.379%[4,5]	15,625,000	10,966
Resona Preferred Global Securities (Cayman) Ltd. 7.191%[4,5]	11,772,000	8,603
Royal Bank of Scotland Group PLC, Series U, 7.64%[5]	16,800,000	7,737
Standard Chartered PLC 6.409%[4,5]	10,000,000	6,709
XL Capital Ltd., Series E, 6.50%[5]	10,000,000	5,958
BAC Capital Trust XIV 5.63%[5]	10,000,000	5,903
Banco Bilbao Vizcaya Argentaria, SA, 5.919%[5]	8,805,000	5,731
Freddie Mac, Series W, 5.66%[2]	1,912,800	2,032
Freddie Mac, Series Z, 8.375%[2]	1,100,000	1,444
Freddie Mac, Series V, 5.57%[2]	759,375	807
Shinhan Bank 5.663% 2035[5]	2,075,000	1,531
Shinhan Bank 6.819% 2036[5]	400,000	283
IndyMac Bancorp, Inc., Series A, 8.50% noncumulative[2,4]	2,948,000	30
		920,485

MISCELLANEOUS — 0.01%
Other preferred stocks in initial period of acquisition		6,428

Total preferred stocks (cost: $1,243,701,000)		926,913

Warrants — 0.00%

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc., Series A, warrants, expire 2010[2,3]	18,316	1
XO Holdings, Inc., Series B, warrants, expire 2010[2]	13,738	—
XO Holdings, Inc., Series C, warrants, expire 2010[2]	13,738	—
GT Group Telecom Inc., warrants, expire 2010[2,3,4]	15,000	—
		1

INDUSTRIALS — 0.00%
Atrium Corp., warrants, expire 2018[2,3,4]	3,456	—

FINANCIALS — 0.00%
Citigroup Inc., warrants, expire 2019[2,3]	54.923077	—

Total warrants (cost: $779,000)		1

	Shares or
Convertible securities — 2.25%	principal amount

HEALTH CARE — 0.62%
Schering-Plough Corp., 6.00% convertible preferred 2010	1,000,000	233,240
Mylan Inc. 6.50% convertible preferred 2010	140,000	123,480
Incyte Corp. 3.50% convertible notes 2011[4]	$15,000,000	13,050
		369,770

MATERIALS — 0.35%
Cia. Vale do Rio Doce, Class A, 5.50% convertible preferred 2010	1,000,000	41,810
Cia. Vale do Rio Doce, Series 1, 5.50% convertible preferred 2010	2,590,000	107,071
Georgia Gulf Corp. 10.00% convertible preferred[1,2,3,4]	2,545,684	35,212
Freeport-McMoRan Copper & Gold Inc. 6.75% convertible preferred 2010	290,000	26,749
		210,842

FINANCIALS — 0.28%
Citigroup, Series M, Common Stock Equivalent[2,3]	54.923077	165,401
Alexandria Real Estate Equities, Inc. 8.00% convertible notes 2029[1,4]	$463,000	521
		165,922

CONSUMER STAPLES — 0.22%
Archer Daniels Midland Co., 6.25% convertible preferred 2011, units	2,570,000	101,386
Bunge Ltd. 5.125% convertible preferred 2010	13,300	9,144
Bunge Ltd. 4.875% convertible preferred	272,700	24,894
		135,424

INFORMATION TECHNOLOGY — 0.17%
Advanced Micro Devices, Inc. 6.00% convertible notes 2015	$92,245,000	56,269
Advanced Micro Devices, Inc. 5.75% convertible notes 2012	$63,525,000	47,088
		103,357

ENERGY — 0.11%
El Paso Corp., 4.99% convertible preferred	73,150	63,641

INDUSTRIALS — 0.05%
UAL Corp. 4.50% convertible notes 2021	$72,600,000	28,496

CONSUMER DISCRETIONARY — 0.00%
Ford Motor Co. 4.25% convertible notes 2036	$700	1

MISCELLANEOUS — 0.45%
Other convertible securities in initial period of acquisition		271,079

Total convertible securities (cost: $1,487,695,000)		1,348,532

	Principal amount
Bonds & notes — 34.61%	(000)

MORTGAGE-BACKED OBLIGATIONS[6] — 6.29%
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	$36,750	38,263
Fannie Mae 4.89% 2012	10,000	10,509
Fannie Mae 4.00% 2015	3,676	3,796
Fannie Mae 7.00% 2016	125	134
Fannie Mae 5.00% 2018	10,667	11,250
Fannie Mae 5.50% 2018	9,252	9,824
Fannie Mae 10.00% 2018	184	210
Fannie Mae 5.50% 2020	25,676	27,199
Fannie Mae 6.00% 2021	1,025	1,092
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	16,643	17,109
Fannie Mae 5.00% 2022	16,537	17,229
Fannie Mae 9.50% 2022	178	200
Fannie Mae 5.50% 2023	46,932	49,306
Fannie Mae 5.50% 2023	22,953	24,114
Fannie Mae 7.50% 2023	7	7
Fannie Mae 4.00% 2024	34,468	34,849
Fannie Mae 4.00% 2024	20,761	20,991
Fannie Mae 4.00% 2024	19,858	20,077
Fannie Mae 4.00% 2024	3,173	3,207
Fannie Mae 4.50% 2024	32,081	32,987
Fannie Mae 5.50% 2017	20,155	21,116
Fannie Mae 10.00% 2025	125	129
Fannie Mae, Series 2001-4, Class GA, 10.086% 2025[5]	635	722
Fannie Mae, Series 2001-4, Class NA, 11.838% 2025[5]	47	53
Fannie Mae 6.00% 2026	15,716	16,571
Fannie Mae 7.00% 2026	2,054	2,241
Fannie Mae 6.00% 2028	23,164	24,350
Fannie Mae 7.00% 2028	6,301	6,875
Fannie Mae 7.00% 2028	1,107	1,208
Fannie Mae 7.50% 2031	267	293
Fannie Mae, Series 2001-20, Class E, 9.626% 2031[5]	526	598
Fannie Mae 5.50% 2033	3,516	3,663
Fannie Mae 4.567% 2035[5]	4,017	4,173
Fannie Mae 5.00% 2035	92,721	95,227
Fannie Mae 5.50% 2035	13,087	13,622
Fannie Mae 5.50% 2035	6,048	6,306
Fannie Mae 6.50% 2035	385	415
Fannie Mae 7.00% 2035	6,795	7,419
Fannie Mae 5.50% 2036	30,911	32,150
Fannie Mae 6.00% 2036	17,565	18,470
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	7,045	7,427
Fannie Mae 6.50% 2036	13,441	14,346
Fannie Mae 5.50% 2037	83,128	86,538
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	21,339	22,254
Fannie Mae 5.50% 2037	16,443	17,118
Fannie Mae 5.63% 2037[5]	14,212	15,037
Fannie Mae 6.00% 2037	320,698	336,871
Fannie Mae 6.00% 2037	66,683	70,045
Fannie Mae 6.00% 2037	28,562	30,020
Fannie Mae 6.00% 2037	26,147	27,539
Fannie Mae 6.00% 2037	18,337	19,262
Fannie Mae 6.00% 2037	17,424	18,227
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	16,141	17,036
Fannie Mae 6.00% 2037	9,446	9,955
Fannie Mae 6.00% 2037	8,781	9,224
Fannie Mae 6.00% 2037	2,114	2,215
Fannie Mae 6.50% 2037	50,846	54,272
Fannie Mae 6.50% 2037	14,337	15,357
Fannie Mae 6.50% 2037	12,366	13,199
Fannie Mae 6.50% 2037	12,156	13,020
Fannie Mae 6.50% 2037	11,211	11,940
Fannie Mae 6.50% 2037	6,527	6,966
Fannie Mae 7.00% 2037	30,714	33,340
Fannie Mae 7.00% 2037	21,417	23,369
Fannie Mae 7.00% 2037	11,869	12,884
Fannie Mae 7.00% 2037	9,674	10,502
Fannie Mae 7.00% 2037	8,828	9,583
Fannie Mae 7.00% 2037	6,664	7,234
Fannie Mae 7.00% 2037	3,593	3,868
Fannie Mae 7.00% 2037	3,115	3,353
Fannie Mae 7.00% 2037	1,867	2,026
Fannie Mae 7.50% 2037	20,650	22,399
Fannie Mae 7.50% 2037	3,822	4,146
Fannie Mae 7.50% 2037	2,924	3,171
Fannie Mae 7.50% 2037	1,252	1,358
Fannie Mae 7.50% 2037	946	1,019
Fannie Mae 7.50% 2037	747	804
Fannie Mae 8.00% 2037	1,211	1,271
Fannie Mae 8.00% 2037	1,121	1,177
Fannie Mae 4.50% 2038	13,043	13,130
Fannie Mae 5.50% 2038	86,022	89,321
Fannie Mae 6.00% 2038	27,847	29,242
Fannie Mae 5.00% 2038	23,736	24,289
Fannie Mae 6.00% 2039	87,733	92,089
Fannie Mae: 6.00% 2037	13,160	13,795
Fannie Mae 6.50% 2039	30,000	32,086
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	1,255	1,354
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	858	939
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	600	668
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	1,357	1,489
Fannie Mae 6.50% 2047	5,238	5,581
Fannie Mae 6.50% 2047	5,223	5,565
Fannie Mae 6.50% 2047	4,987	5,314
Fannie Mae 6.50% 2047	3,632	3,869
Fannie Mae 6.50% 2047	3,401	3,624
Fannie Mae 6.50% 2047	2,021	2,153
Fannie Mae 6.50% 2047	1,409	1,501
Fannie Mae 6.50% 2047	1,034	1,102
Fannie Mae 7.00% 2047	5,539	5,995
Fannie Mae 7.00% 2047	3,346	3,621
Fannie Mae 7.00% 2047	3,019	3,267
Fannie Mae 7.00% 2047	2,684	2,905
Fannie Mae 7.00% 2047	1,574	1,703
Freddie Mac 8.50% 2009	—	—
Freddie Mac 8.50% 2010	6	6
Freddie Mac 5.00% 2018	6,554	6,904
Freddie Mac 5.50% 2018	3,248	3,443
Freddie Mac 11.00% 2018	114	129
Freddie Mac, Series 2890, Class KT, 4.50% 2019	25,425	25,753
Freddie Mac 5.50% 2019	8,788	9,317
Freddie Mac, Series 178, Class Z, 9.25% 2021	66	72
Freddie Mac, Series 2289, Class NB, 11.347% 2022[5]	115	132
Freddie Mac 5.00% 2023	23,194	24,115
Freddie Mac 5.00% 2023	20,412	21,222
Freddie Mac 5.00% 2023	13,899	14,451
Freddie Mac 5.00% 2023	7,328	7,632
Freddie Mac 5.00% 2024	27,365	28,395
Freddie Mac 6.00% 2026	3,586	3,781
Freddie Mac 6.00% 2027	6,233	6,554
Freddie Mac 4.627% 2035[5]	5,720	5,958
Freddie Mac 5.00% 2035	10,422	10,694
Freddie Mac, Series 3061, Class PN, 5.50% 2035	4,919	5,173
Freddie Mac 5.00% 2036	8,991	9,213
Freddie Mac, Series 3257, Class PA, 5.50% 2036	21,044	22,083
Freddie Mac 7.00% 2036	1,688	1,826
Freddie Mac 5.00% 2037	2,650	2,715
Freddie Mac, Series 3286, Class JN, 5.50% 2037	28,382	29,595
Freddie Mac, Series 3312, Class PA, 5.50% 2037	21,646	22,569
Freddie Mac, Series 3318, Class JT, 5.50% 2037	15,923	16,604
Freddie Mac, Series 3271, Class OA, 6.00% 2037	19,981	21,357
Freddie Mac 6.50% 2037	6,576	7,030
Freddie Mac 5.932% 2038[5]	3,766	3,962
Freddie Mac 6.50% 2038	27,487	29,358
Freddie Mac 5.00% 2039	27,710	28,338
Countrywide Alternative Loan Trust, Series 2005-49CB, Class A-1, 5.50% 2035	63,503	57,295
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	12,471	8,520
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 2-A-5, 5.50% 2035	11,354	5,734
Countrywide Alternative Loan Trust, Series 2005-50CB, Class 3-A-1, 6.00% 2035	11,598	7,419
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035	3,644	2,622
Countrywide Alternative Loan Trust, Series 2006-14CB, Class A-2, 0.685% 2036[5]	4,891	2,100
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1-A-4, 5.50% 2036	10,000	6,029
Countrywide Alternative Loan Trust, Series 2007-14T2, Class A-4, 0.635% 2037[5]	26,195	11,882
Countrywide Alternative Loan Trust, Series 2007-2CB, Class 1-A-9, 5.75% 2037	14,423	8,645
Countrywide Alternative Loan Trust, Series 2007-7T2, Class A-27, 6.00% 2037	35,051	19,952
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 5.84% 2047[5]	27,337	14,285
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 4-A-1, 5.904% 2047[5]	15,623	8,458
Government National Mortgage Assn. 9.50% 2009	1	1
Government National Mortgage Assn. 9.00% 2016	29	33
Government National Mortgage Assn. 8.50% 2017	7	7
Government National Mortgage Assn. 8.50% 2017	3	3
Government National Mortgage Assn. 8.50% 2021	146	163
Government National Mortgage Assn. 8.50% 2021	26	28
Government National Mortgage Assn. 8.50% 2021	5	5
Government National Mortgage Assn. 9.50% 2021	93	106
Government National Mortgage Assn. 10.00% 2021	975	1,124
Government National Mortgage Assn. 10.00% 2025	889	1,019
Government National Mortgage Assn. 6.00% 2038	66,000	69,468
Government National Mortgage Assn. 6.50% 2038	38,262	40,732
Government National Mortgage Assn. 6.50% 2038	2,948	3,139
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR12, Class 1-A2, 5.787% 2036[5]	10,000	5,965
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY3, Class 4-A1, 5.324% 2037[5]	18,744	14,288
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY6, Class 2-A3, 5.737% 2037[5]	47,319	32,354
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 2-A1, 5.798% 2037[5]	16,110	9,046
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY5, Class 3-A1, 5.808% 2037[5]	31,643	23,596
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 4-A2, 5.846% 2037[5]	15,599	10,237
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[4]	7,250	6,764
American Tower Trust I, Series 2007-1A, Class B, 5.537% 2037[4]	20,000	18,947
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[4]	37,375	34,673
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[4]	20,500	18,816
American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037[4]	5,550	5,066
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-CIBC5, Class A-1, 4.372% 2037	2,027	2,046
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-2, 4.739% 2037	1,615	1,615
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC11, Class A-2, 5.016% 2037	14,040	14,075
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	750	758
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A-2, 4.223% 2042	11,687	11,453
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	2,807	2,812
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CIBC14, Class A-4, 5.481% 2044[5]	3,840	3,333
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.875% 2045[5]	27,700	24,529
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	9,857	9,858
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[3,4]	10,000	9,900
SBA CMBS Trust, Series 2005-1, Class B, 5.565% 2035[3,4]	7,000	6,860
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[4]	12,000	11,731
SBA CMBS Trust, Series 2006-1A, Class D, 5.852% 2036[3,4]	5,000	4,850
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[4]	18,000	17,091
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[4]	17,000	15,949
SBA CMBS Trust, Series 2006-1A, Class H, 7.389% 2036[4]	1,670	1,553
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	3,638	3,730
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	2,653	2,388
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 2035	7,345	7,617
CS First Boston Mortgage Securities Corp., Series 2005-5, Class IV-A-1, 6.25% 2035	4,607	3,501
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	8,767	9,036
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class A-AB, 4.614% 2037	10,000	10,038
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	6,910	7,162
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-2, 5.10% 2038[5]	8,000	7,811
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-2FX, 5.207% 2040[5]	3,050	2,958
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[5]	10,900	10,510
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[4]	37,750	36,425
Crown Castle Towers LLC, Series 2006-1, Class E, 6.065% 2036[3,4]	9,000	8,820
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[3,4]	16,575	16,243
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[3,4]	1,250	1,225
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.493% 2035[5]	5,775	3,527
CHL Mortgage Pass-Through Trust, Series 2007-HY5, Class 3-A-1, 6.175% 2037[5]	17,864	12,445
CHL Mortgage Pass-Through Trust, Series 2007-8, Class 1-A-1, 6.00% 2038	8,138	6,367
CHL Mortgage Pass-Through Trust, Series 2007-HY5, Class 1-A-1, 5.92% 2047[5]	34,883	23,201
CHL Mortgage Pass-Through Trust, Series 2007-HY4, Class 1-A-1, 6.075% 2047[5]	19,978	13,292
Wells Fargo Alternative Loan Trust, Series 2007-PA1, Class A-1, 0.605% 2037[5]	10,142	5,774
Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class III-A-1, 6.065% 2037[5]	14,623	6,966
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class III-A-1, 6.25% 2037	30,996	20,916
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class IV-A-1, 6.50% 2037	41,015	23,413
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	15,000	14,965
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-4, 5.083% 2042[5]	5,000	4,852
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.265% 2044[5]	22,000	21,329
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	12,500	11,992
Wells Fargo Mortgage-backed Securities Trust, Series 2006-1, Class A-3, 5.00% 2021	6,065	5,514
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.715% 2036[5]	12,021	8,745
Wells Fargo Mortgage-backed Securities Trust, Series 2007-11, Class A-96, 6.00% 2037	41,887	35,300
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-8, Class 3-AF, 0.665% 2036[5]	6,150	3,636
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.879% 2036[5]	10,534	6,544
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.884% 2036[5]	25,834	16,473
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 2-A1, 5.88% 2037[5]	10,019	5,726
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-9, Class 2-A1, 5.901% 2047[5]	6,177	3,858
GE Commercial Mortgage Corp., Series 2004-C1, Class A-2, 3.915% 2038	2,494	2,370
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.336% 2044[5]	13,000	12,405
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.334% 2045[5]	17,000	16,265
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.625% 2036[5]	15,101	9,599
IndyMac INDX Mortgage Loan Trust, Series 2006-AR25, Class 3-A-1, 5.922% 2036[5]	38,572	20,110
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	9,717	10,070
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-4, 5.115% 2045[5]	3,000	2,743
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3B, 5.219% 2045[5]	17,730	16,268
Citigroup Mortgage Loan Trust, Inc., Series 2005-8, Class I-A4A, 5.557% 2035[5]	17,701	11,996
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR5, Class 2-A7A, 6.219% 2036[5]	23,183	13,152
Citigroup Mortgage Loan Trust, Inc., Series 2007-AR5, Class 1-A2A, 5.604% 2037[5]	5,263	2,645
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7-A-1, 5.00% 2019	24,214	23,646
Bear Stearns ARM Trust, Series 2005-6, Class I-A-1, 4.039% 2035[5]	12,370	8,282
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[5]	20,000	11,656
Bear Stearns ARM Trust, Series 2006-2, Class 2-A-1, 5.65% 2036[5]	4,798	3,220
Bank of America 5.50% 2012[4]	22,500	23,044
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% (undated)[5]	27,410	21,568
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 2-A-1, 6.50% 2037	18,800	10,733
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 3-A-1, 7.00% 2037	18,195	10,366
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	6,051	4,400
Residential Accredit Loans, Inc., Series 2005-QA12, Class CB-I, 5.436% 2035[5]	9,008	4,706
Residential Accredit Loans, Inc., Series 2007-QS5, Class A-5, 0.585% 2037[5]	19,621	7,808
Residential Accredit Loans, Inc., Series 2007-QS11, Class A-1, 7.00% 2037	6,710	3,822
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[4]	21,353	20,096
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 2043[5]	20,250	18,915
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037	9,890	9,890
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037[5]	10,000	8,890
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.207% 2042[5]	17,875	18,040
Nationwide Building Society, Series 2007-2, 5.50% 2012[4]	17,500	17,460
Structured Products Asset Return Certificates Trust, Series 2001-CF1, Class A, 6.36% 2033[3]	16,095	16,272
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	20,000	16,102
GSR Mortgage Loan Trust, Series 2004-2F, Class VIIA-1, 4.50% 2019	12,681	12,244
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020	3,110	3,063
Thornburg Mortgage Securities Trust, Series 2006-5, Class A-1, 0.405% 2046[5]	14,800	13,789
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	11,545	11,976
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A-4, 5.197% 2030[5]	11,422	11,034
Lehman Mortgage Trust, Series 2005-2, Class 5-A1, 1.185% 2035[5]	15,686	10,857
Banc of America Funding Trust, Series 2007-7, Class 2-A-1, 6.00% 2037	15,452	10,806
Morgan Stanley Dean Witter Capital I Trust, Series 2000-LIFE2, Class A-2, 7.20% 2033	9,881	10,413
J.P. Morgan Mortgage Trust, Series 2006-A3, Class 3-A-3, 5.73% 2036[5]	2,000	1,193
J.P. Morgan Mortgage Trust, Series 2006-A7, Class 2-A-4, 5.782% 2037[5]	13,875	8,476
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.428% 2027[4,5]	213	154
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.536% 2027[4,5]	181	159
Structured Asset Securities Corp., Series 2005-3, Class 1-A-5, 5.00% 2035	11,162	8,790
American Home Mortgage Assets Trust, Series 2007-3, Class II-2A-1, 6.25% 2037[5]	16,152	7,716
American General Mortgage Loan Trust, Series 2006-1, Class A-5, 5.75% 2035[4,5]	9,504	7,397
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	6,925	6,759
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class D, 6.878% 2018[4]	6,000	6,484
Four Times Square Trust, Series 2000-4TS, Class C, 7.86% 2015[4]	6,000	6,280
BCAP LLC Trust, Series 2006-AA2, Class A-1, 0.455% 2037[5]	13,308	6,279
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC3, Class II-A-1, 5.25% 2020	6,497	5,950
Bear Stearns ALT-A Trust, Series 2006-2, Class II-4-A-1, 5.866% 2036[5]	10,046	4,959
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033	401	404
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	3,900	3,909
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	3,819	4,002
GSAA Home Equity Trust, Series 2007-10, Class A-1A, 6.00% 2037	4,678	2,805
Merrill Lynch Mortgage Investors, Inc., Series 1999-C1, Class A-2, 7.56% 2031	2,652	2,651
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X, interest only, 0.658% 2031[4,5]	18,430	401
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	1,466	1,474
Harborview Mortgage Loan Trust, Series 2006-6, Class 1A, 4.808% 2036[5]	2,947	1,485
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 3-A-1, 5.964% 2036[5]	874	472
Financial Asset Securitization, Inc., Series 1997-NAM1, Class B-1, 7.75% 2027	263	248
		3,768,710

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 5.54%
U.S. Treasury 1.125% 2011	57,260	57,003
U.S. Treasury 4.50% 2011	16,165	17,358
U.S. Treasury 4.625% 2011	407,750	439,701
U.S. Treasury 4.875% 2011	53,820	57,430
U.S. Treasury 3.00% 2012[3,7]	114,173	120,818
U.S. Treasury 2.75% 2013	10,345	10,566
U.S. Treasury 3.375% 2013	146,750	154,111
U.S. Treasury 3.50% 2013	52,000	54,852
U.S. Treasury 3.625% 2013	171,910	182,144
U.S. Treasury 4.25% 2013	110,582	119,782
U.S. Treasury 1.875% 2014	50,000	48,699
U.S. Treasury 2.25% 2014	70,000	69,229
U.S. Treasury 4.25% 2014	91,000	98,237
U.S. Treasury 1.875% 2015[3,7]	74,756	75,800
U.S. Treasury 2.375% 2016	8,600	8,233
U.S. Treasury 3.25% 2016	70,695	71,347
U.S. Treasury 3.25% 2016	41,620	41,935
U.S. Treasury 8.875% 2017	7,500	10,380
U.S. Treasury 1.625% 2018[3,7]	20,414	20,329
U.S. Treasury 3.50% 2018	351,940	354,537
U.S. Treasury 3.75% 2018	42,900	43,770
U.S. Treasury 2.75% 2019	2,800	2,631
U.S. Treasury 3.125% 2019	65,100	63,081
U.S. Treasury 8.125% 2019	24,000	32,923
U.S. Treasury 7.875% 2021	50,000	68,097
U.S. Treasury 6.25% 2023	175,190	214,306
U.S. Treasury 6.00% 2026	20,000	24,188
U.S. Treasury 6.50% 2026	14,385	18,352
U.S. Treasury 5.50% 2028	49,375	57,075
U.S. Treasury 4.50% 2036	204,890	211,293
U.S. Treasury 4.375% 2038	39,755	40,159
U.S. Treasury 3.50% 2039	70,000	60,517
U.S. Treasury Principal Strip 0% 2039	16,000	4,356
Fannie Mae 5.25% 2012	74,000	78,345
Fannie Mae 4.625% 2013	80,000	83,192
Fannie Mae 6.25% 2029	47,000	56,072
Federal Home Loan Bank 1.75% 2012	46,960	46,747
Federal Home Loan Bank 3.625% 2013	29,815	31,070
Federal Home Loan Bank 5.25% 2014	11,125	12,333
Freddie Mac 6.625% 2009	39,355	39,650
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 1.625% 2011	4,400	4,441
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.20% 2012	11,750	11,842
CoBank ACB 7.875% 2018[4]	10,000	9,616
CoBank ACB 1.229% 2022[4,5]	8,315	5,682
Federal Agricultural Mortgage Corp. 4.875% 2011[4]	11,000	11,653
Federal Agricultural Mortgage Corp. 5.50% 2011[4]	3,000	3,214
United States Government Agency-Guaranteed (FDIC insured), Regions Bank 3.25% 2011	13,375	13,885
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	12,500	12,646
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	12,500	12,634
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	12,000	12,402
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.875% 2011	12,000	12,337
United States Agency for International Development, Republic of Egypt 4.45% 2015	10,000	10,361
		3,321,361

CONSUMER DISCRETIONARY — 4.26%
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	39,050	41,979
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[4]	48,548	48,669
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	23,350	23,408
Charter Communications Operating, LLC, Term Loan B, 4.25% 2014[5,6,8]	49,570	45,564
Charter Communications Operating, LLC, Term Loan B, 7.25% 2014[5,6,8]	6,913	6,921
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.375% 2014[4]	15,000	15,038
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 2014[4]	24,550	26,637
CCH I, LLC and CCH I Capital Corp. 11.00% 2015[9]	1,725	222
Allison Transmission Holdings, Inc., Term Loan B, 3.06% 2014[5,6,8]	112,644	98,106
Allison Transmission Holdings, Inc. 11.00% 2015[4]	24,300	22,235
Allison Transmission Holdings, Inc. 12.00% 2015[4,5,10]	60,950	50,284
NTL Cable PLC 8.75% 2014	30,564	31,022
NTL Cable PLC 9.125% 2016	32,000	32,480
NTL Cable PLC 9.50% 2016	86,065	88,647
Univision Communications, Inc., First Lien Term Loan B, 2.535% 2014[5,6,8]	78,344	63,491
Univision Communications Inc. 12.00% 2014[4]	11,435	12,235
Univision Communications Inc. 10.50% 2015[4,5,10]	104,290	69,874
News America Inc. 5.30% 2014	29,150	30,331
News America Holdings Inc. 8.00% 2016	6,000	6,862
News America Inc. 7.25% 2018	1,405	1,582
News America Holdings Inc. 8.25% 2018	4,000	4,765
News America Inc. 6.90% 2019[4]	30,000	34,030
News America Inc. 6.40% 2035	750	750
News America Inc. 6.65% 2037	22,000	22,874
News America Inc. 6.75% 2038	15,000	15,270
News America Inc. 7.85% 2039[4]	3,500	4,040
Michaels Stores, Inc., Term Loan B, 2.563% 2013[5,6,8]	30,882	25,419
Michaels Stores, Inc. 10.00% 2014	85,125	80,443
Michaels Stores, Inc. 0%/13.00% 2016[11]	2,245	1,033
Time Warner Inc. 5.50% 2011	5,185	5,497
AOL Time Warner Inc. 6.75% 2011	3,815	4,069
AOL Time Warner Inc. 6.875% 2012	18,450	20,151
Time Warner Companies, Inc. 9.125% 2013	5,000	5,793
Time Warner Inc. 5.875% 2016	19,985	21,007
Time Warner Companies, Inc. 7.25% 2017	9,500	10,468
AOL Time Warner Inc. 7.625% 2031	10,750	11,692
Time Warner Inc. 6.50% 2036	19,000	19,136
Cox Communications, Inc. 7.875% 2009	12,500	12,521
Cox Communications, Inc. 4.625% 2010	8,250	8,332
Cox Communications, Inc. 7.75% 2010	10,000	10,527
Cox Communications, Inc. 5.45% 2014	13,500	14,255
Cox Communications, Inc. 5.875% 2016[4]	25,000	26,072
Cox Communications, Inc. 8.375% 2039[4]	16,845	21,115
Time Warner Cable Inc. 7.50% 2014	22,400	25,562
Time Warner Cable Inc. 6.75% 2018	29,000	32,288
Time Warner Cable Inc. 8.25% 2019	3,500	4,258
Time Warner Cable Inc. 6.55% 2037	25,000	26,763
Federated Retail Holdings, Inc. 5.35% 2012	4,490	4,406
Macy’s Retail Holdings, Inc. 8.875% 2015[5]	17,510	18,155
Federated Retail Holdings, Inc. 5.90% 2016	56,600	51,374
Federated Retail Holdings, Inc. 6.375% 2037	14,300	10,741
Toys “R” Us, Inc. 7.625% 2011	38,345	36,044
Toys “R” Us-Delaware, Inc., Term Loan B, 4.536% 2012[5,6,8]	14,940	14,427
Toys “R” Us, Inc. 10.75% 2017[4]	30,000	30,900
MGM MIRAGE 8.50% 2010	49,305	46,717
MGM MIRAGE 6.75% 2012	9,150	7,000
MGM MIRAGE 6.75% 2013	8,200	6,294
MGM MIRAGE 13.00% 2013[4]	10,725	12,146
MGM MIRAGE 10.375% 2014[4]	1,675	1,805
MGM MIRAGE 7.50% 2016	4,000	2,940
MGM MIRAGE 11.125% 2017[4]	2,450	2,707
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	63,375	65,593
Sally Holdings LLC and Sally Capital Inc. 10.50% 2016	2,650	2,743
J.C. Penney Co., Inc. 8.00% 2010	35,705	36,147
J.C. Penney Co., Inc. 9.00% 2012	12,006	12,618
J.C. Penney Corp., Inc. 5.75% 2018	13,000	11,911
Comcast Cable Communications, Inc. 6.75% 2011	4,660	4,964
Comcast Corp. 5.85% 2015	13,200	14,326
Comcast Corp. 5.90% 2016	10,000	10,718
Comcast Corp. 6.30% 2017	4,000	4,412
Comcast Corp. 6.45% 2037	13,500	14,499
Comcast Corp. 6.95% 2037	10,275	11,709
Royal Caribbean Cruises Ltd. 8.75% 2011	27,025	27,160
Royal Caribbean Cruises Ltd. 11.875% 2015	18,175	18,811
Staples, Inc. 7.75% 2011	16,115	17,163
Staples, Inc. 7.375% 2012	9,000	9,582
Staples, Inc. 9.75% 2014	15,625	18,322
AMC Entertainment Inc. 8.75% 2019[4]	42,400	41,976
TL Acquisitions, Inc., Term Loan B, 2.79% 2014[5,6,8]	15,115	13,017
Thomson Learning 10.50% 2015[4]	33,050	28,588
Warner Music Group 7.375% 2014	22,665	20,625
Warner Music Group 9.50% 2016[4]	17,300	18,425
Dollar General Corp., Term Loan B2, 3.06% 2014[5,6,8]	5,000	4,857
Dollar General Corp. 10.625% 2015	19,125	21,420
Dollar General Corp. 11.875% 2017[5,10]	11,200	12,600
Regal Cinemas Corp., Series B, 9.375% 2012	7,250	7,286
Regal Cinemas Corp. 8.625% 2019[4]	29,095	30,113
Boyd Gaming Corp. 7.75% 2012	28,400	27,761
Boyd Gaming Corp. 6.75% 2014	10,504	9,427
Tenneco Automotive Inc., Series B, 10.25% 2013	5,144	5,195
Tenneco Automotive Inc. 8.625% 2014	27,750	24,004
Tenneco Inc. 8.125% 2015	6,950	6,342
Cinemark USA, Inc., Term Loan B, 2.21% 2013[5,6,8]	3,696	3,546
Cinemark USA, Inc. 8.625% 2019[4]	30,375	31,590
Quebecor Media Inc. 7.75% 2016	24,450	23,350
Quebecor Media Inc. 7.75% 2016	11,195	10,691
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	14,150	14,597
DaimlerChrysler North America Holding Corp. 7.30% 2012	7,875	8,439
DaimlerChrysler North America Holding Corp. 6.50% 2013	5,400	5,718
Marriott International, Inc., Series J, 5.625% 2013	8,745	8,748
Marriott International, Inc., Series I, 6.375% 2017	19,500	18,689
Target Corp. 6.00% 2018	24,500	26,741
Walt Disney Co. 6.375% 2012	15,000	16,542
Walt Disney Co. 5.625% 2016	3,000	3,301
Walt Disney Co. 5.875% 2017	4,000	4,417
UPC Holding BV 9.875% 2018[4]	23,000	23,000
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	24,535	22,879
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013	7,187	7,376
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 7.625% 2016	15,000	15,263
CSC Holdings, Inc., Series B, 6.75% 2012	400	400
CSC Holdings, Inc. 8.50% 2014[4]	7,000	7,245
CSC Holdings, Inc. 8.625% 2019[4]	14,375	14,842
Thomson Reuters Corp. 5.95% 2013	3,625	3,917
Thomson Reuters Corp. 6.50% 2018	14,260	15,770
Seminole Tribe of Florida 6.535% 2020[4,6]	10,000	8,417
Seminole Tribe of Florida 7.804% 2020[4,6]	9,980	8,200
Viacom Inc. 5.75% 2011	2,500	2,613
Viacom Inc. 6.25% 2016	12,750	13,482
Kabel Deutschland GmbH 10.625% 2014	14,825	15,603
Princeton University 4.95% 2019	15,000	15,538
KB Home 6.25% 2015	16,905	15,384
Beazer Homes USA, Inc. 8.375% 2012	11,298	7,965
Beazer Homes USA, Inc. 8.125% 2016	13,050	7,373
Meritage Corp. 7.00% 2014	4,960	4,216
Meritage Homes Corp. 6.25% 2015	5,350	4,400
Meritage Corp. 7.731% 2017[4]	9,500	6,413
Mohegan Tribal Gaming Authority 8.00% 2012	2,100	1,733
Mohegan Tribal Gaming Authority 6.125% 2013	4,175	3,444
Mohegan Tribal Gaming Authority 7.125% 2014	4,950	3,490
Mohegan Tribal Gaming Authority 6.875% 2015	8,775	6,099
President & Fellows of Harvard University 5.00% 2014[4]	12,000	12,861
Vidéotron Ltée 6.875% 2014	7,169	7,061
Vidéotron Ltée 6.375% 2015	4,905	4,586
Seneca Gaming Corp. 7.25% 2012	8,000	7,440
Seneca Gaming Corp., Series B, 7.25% 2012	3,275	3,046
Hanesbrands Inc., Series B, 4.593% 2014[5]	12,300	10,455
LBI Media, Inc. 8.50% 2017[4]	19,605	10,391
Education Management LLC and Education Management Finance Corp. 8.75% 2014	8,640	8,716
Education Management LLC and Education Management Finance Corp. 10.25% 2016	1,570	1,605
Neiman Marcus Group, Inc. 9.75% 2015[5,10]	11,858	8,834
ERAC USA Finance Co. 7.00% 2037[4]	10,000	8,410
American Media Operation 9.00% 2013[4,10]	966	493
American Media Operation 14.00% 2013[4,5,10]	15,329	7,741
CBS Corp. 8.875% 2019	7,100	7,404
Radio One, Inc. 6.375% 2013	22,565	7,164
Bon-Ton Department Stores, Inc. 10.25% 2014	12,850	6,232
Claire’s Stores, Inc., Term Loan B, 3.035% 2014[5,6,8]	9,059	5,997
Technical Olympic USA, Inc. 9.00% 2010[9]	10,675	1,228
Technical Olympic USA, Inc. 9.00% 2010[9]	7,815	899
Technical Olympic USA, Inc. 9.25% 2011[4,9]	33,175	3,815
Wendy’s/Arby’s Group Inc. 10.00% 2016[4]	5,400	5,589
Standard Pacific Corp. 6.25% 2014	2,800	2,086
Standard Pacific Corp. 7.00% 2015	3,830	2,892
Sealy Mattress Co. 8.25% 2014	3,325	3,051
Sealy Mattress Co. 10.875% 2016[4]	1,425	1,560
Cooper-Standard Automotive Inc. 7.00% 2012[9]	19,650	4,520
WPP Finance (UK) 8.00% 2014	4,000	4,269
Liberty Media Corp. 8.25% 2030	4,325	3,136
Goodyear Tire & Rubber Co. 5.01% 2009[5]	3,000	3,004
Pinnacle Entertainment, Inc. 7.50% 2015	3,075	2,744
Fox Acquisition LLC 13.375% 2016[4]	4,175	2,401
Delphi Automotive Systems Corp. 6.55% 2006[9]	17,105	107
Delphi Automotive Systems Corp. 6.50% 2009[9]	54,466	340
Delphi Corp. 6.50% 2013[9]	72,580	272
Delphi Automotive Systems Corp. 7.125% 2029[9]	104,355	652
Delphi Trust I 8.25% 2033[3,9]	30,031	—
Local T.V. Finance LLC 10.00% 2015[4,5,10]	5,014	1,141
Ford Motor Co. 9.50% 2011	1,000	895
Kohl’s Corp. 6.00% 2033	180	170
Kohl’s Corp. 6.875% 2037	320	337
Visteon Corp. 7.00% 2014[9]	18,000	405
		2,557,067

FINANCIALS — 4.20%
Simon Property Group, LP 4.875% 2010	5,000	5,043
Simon Property Group, LP 5.375% 2011	32,700	33,569
Simon Property Group, LP 6.35% 2012	5,000	5,083
Simon Property Group, LP 5.30% 2013	6,000	5,987
Simon Property Group, LP 5.25% 2016	89,670	81,748
Simon Property Group, LP 6.10% 2016	5,550	5,320
Simon Property Group, LP 5.875% 2017	32,510	30,589
Simon Property Group, LP 6.125% 2018	48,390	45,830
Simon Property Group, LP 10.35% 2019	5,000	5,990
Ford Motor Credit Co. 7.375% 2009	26,200	26,154
Ford Motor Credit Co. 9.75% 2010[5]	58,100	57,843
Ford Motor Credit Co. 7.25% 2011	4,450	4,181
Ford Motor Credit Co. 7.375% 2011	1,800	1,736
Ford Motor Credit Co. 9.875% 2011	7,500	7,435
Ford Motor Credit Co. 3.26% 2012[5]	63,005	53,633
Ford Motor Credit Co. 7.80% 2012	3,500	3,292
Ford Motor Credit Co. 8.00% 2016	9,925	8,908
Westfield Group 5.40% 2012[4]	15,490	15,581
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[4]	25,275	23,280
Westfield Group 7.50% 2014[4]	20,000	20,414
Westfield Group 5.70% 2016[4]	47,925	43,268
Westfield Group 7.125% 2018[4]	50,890	49,440
Bank of America Corp. 4.25% 2010	840	854
Bank of America Corp. 4.375% 2010	10,199	10,401
Countrywide Financial Corp., Series A, 4.50% 2010	2,695	2,719
Bank of America Corp. 4.50% 2010	1,625	1,652
Countrywide Financial Corp., Series B, 5.80% 2012	16,495	16,941
Bank of America Corp., Series L, 7.375% 2014	12,000	13,085
Bank of America Corp. 5.30% 2017	61,990	56,542
Bank of America Corp. 6.10% 2017	12,500	11,913
Bank of America Corp. 5.65% 2018	6,850	6,545
Merrill Lynch & Co., Inc. 6.875% 2018	7,500	7,572
NB Capital Trust II 7.83% 2026	5,575	4,767
NB Capital Trust IV 8.25% 2027	6,205	5,460
Residential Capital Corp. 8.375% 2010	14,500	10,150
General Motors Acceptance Corp. 6.875% 2011[4]	58,489	54,541
General Motors Acceptance Corp. 7.25% 2011[4]	13,998	13,333
General Motors Acceptance Corp. 6.875% 2012[4]	6,851	6,269
General Motors Acceptance Corp. 7.00% 2012[4]	21,516	19,687
General Motors Acceptance Corp. 7.50% 2013[4]	6,484	5,576
General Motors Acceptance Corp. 2.868% 2014[4,5]	10,438	7,633
General Motors Acceptance Corp. 8.00% 2018[4]	6,366	4,902
CIT Group Inc., Series A, 0.974% 2009[5]	13,250	10,352
CIT Group Inc. 6.50% 2009[3]	15	8
CIT Group Inc. 6.875% 2009	15,000	8,874
CIT Group Inc. 0.759% 2010[5]	5,000	2,931
CIT Group Inc. 4.25% 2010	14,774	8,643
CIT Group Inc. 7.625% 2012	8,310	4,536
CIT Group Inc., Term Loan, 13.00% 2012[5,6,8]	70,000	73,045
CIT Group Inc. 5.40% 2013	511	274
CIT Group Inc. 12.00% 2018[4]	21,073	2,845
Liberty Mutual Group Inc. 6.50% 2035[4]	21,275	15,062
Liberty Mutual Group Inc. 7.50% 2036[4]	10,530	7,707
Liberty Mutual Group Inc., Series A, 7.80% 2087[4,5]	9,070	6,090
Liberty Mutual Group Inc., Series C, 10.75% 2088[4,5]	79,430	67,049
Zions Bancorporation 5.65% 2014	30,260	19,867
Zions Bancorporation 5.50% 2015	44,392	29,208
Zions Bancorporation 6.00% 2015	59,970	39,445
Independence Community Bank Corp. 4.90% 2010	5,000	4,985
Sovereign Bancorp, Inc. 2.738% 2013[5]	7,710	6,487
Santander Issuances, SA Unipersonal 0.969% 2016[4,5]	15,200	12,729
Santander Issuances, SA Unipersonal 5.805% 2016[4,5]	15,700	12,565
Sovereign Bancorp, Inc. 8.75% 2018	37,380	40,214
Santander Perpetual, SA Unipersonal 6.671% (undated)[4,5]	12,800	10,706
Realogy Corp., Term Loan B, 3.309% 2013[5,6,8]	43,696	33,927
Realogy Corp., Term Loan DD, 3.309% 2013[5,6,8]	4,987	3,872
Realogy Corp., Letter of Credit, 3.37% 2013[5,6,8]	13,024	10,112
Realogy Corp. 10.50% 2014	47,810	21,993
Realogy Corp. 11.75% 2014[5,10]	20,177	7,365
Capital One Financial Corp. 6.25% 2013	20,000	20,125
Capital One Capital III 7.686% 2036[5]	19,750	15,602
Capital One Capital IV 6.745% 2037[5]	10,850	7,831
Capital One Capital V 10.25% 2039	13,250	13,514
Rouse Co. 3.625% 2009[9]	32,561	23,607
Rouse Co. 7.20% 2012[9]	28,039	20,889
Rouse Co. 5.375% 2013[9]	2,770	2,036
Rouse Co. 6.75% 2013[4,9]	13,400	9,782
JPMorgan Chase & Co. 4.891% 2015[5]	10,000	8,789
JPMorgan Chase Bank NA 6.00% 2017	14,567	15,161
JPMorgan Chase Capital XXV, Series Y, 6.80% 2037	27,612	25,316
JPMorgan Chase Capital XX, Series T, 6.55% 2066[5]	2,726	2,332
JPMorgan Chase Capital XXII, Series V, 6.45% 2087[5]	3,100	2,622
UniCredito Italiano SpA 5.584% 2017[4,5]	32,750	28,416
UniCredito Italiano SpA 6.00% 2017[4]	23,150	20,359
HVB Funding Trust I 8.741% 2031[4]	4,670	3,246
SLM Corp., Series A, 5.40% 2011	15,000	12,555
SLM Corp., Series A, 0.804% 2014[5]	10,000	6,618
SLM Corp., Series A, 5.00% 2015	12,000	8,302
SLM Corp., Series A, 8.45% 2018	24,500	19,628
Hospitality Properties Trust 6.75% 2013[1]	28,915	26,956
Hospitality Properties Trust 5.125% 2015[1]	2,160	1,747
Hospitality Properties Trust 6.30% 2016[1]	2,400	1,950
Hospitality Properties Trust 5.625% 2017[1]	1,485	1,148
Hospitality Properties Trust 6.70% 2018[1]	16,175	13,144
Scotland International Finance No. 2 BV 4.25% 2013[4]	35	29
HBOS PLC 6.75% 2018[4]	34,625	26,641
HBOS PLC 6.00% 2033[4]	300	199
HBOS PLC 5.375% (undated)[4,5]	20,000	10,448
HBOS Capital Funding LP 6.071% (undated)[4,5]	12,400	4,745
Kimco Realty Corp. 6.00% 2012	3,250	3,107
Kimco Realty Corp., Series C, 5.783% 2016	22,000	19,050
Kimco Realty Corp. 5.70% 2017	21,985	18,583
Resona Bank, Ltd. 5.85% (undated)[4,5]	48,929	39,194
National City Preferred Capital Trust I 12.00% (undated)[5]	37,250	39,112
Goldman Sachs Group, Inc. 6.25% 2017	4,805	5,154
Goldman Sachs Group, Inc. 5.95% 2018	7,095	7,488
Goldman Sachs Group, Inc. 6.15% 2018	24,490	26,213
HSBC Finance Corp. 4.625% 2010	14,000	14,138
HSBC Finance Corp. 5.70% 2011	7,500	7,609
HSBC Holdings PLC 6.50% 2037	18,000	17,014
Standard Chartered Bank 6.40% 2017[4]	40,995	36,948
Korea Development Bank 5.30% 2013	29,600	29,233
Korea Development Bank 8.00% 2014	6,050	6,577
Fifth Third Capital Trust IV 6.50% 2067[5]	58,155	35,184
Lazard Group LLC 7.125% 2015	29,222	29,203
Lazard Group LLC 6.85% 2017	5,322	5,175
ProLogis 5.50% 2012	2,292	2,167
ProLogis 5.625% 2015	6,765	5,773
ProLogis 5.625% 2016	3,750	3,196
ProLogis 6.625% 2018	25,175	21,418
Metropolitan Life Global Funding I, 5.125% 2013[4]	10,000	10,204
MetLife Inc. 10.75% 2039[5]	2,500	2,681
MetLife Capital Trust IV 7.875% 2067[4,5]	21,500	18,321
MetLife Capital Trust X 9.25% 2068[4,5]	1,000	964
International Lease Finance Corp., Series R, 5.40% 2012	10,000	7,361
International Lease Finance Corp., Series R, 6.625% 2013	3,500	2,425
American General Finance Corp., Series I, 5.40% 2015	17,250	10,001
American General Finance Corp., Series J, 6.90% 2017	12,500	7,235
Host Marriott, LP, Series M, 7.00% 2012	15,050	14,975
Host Marriott, LP, Series K, 7.125% 2013	7,000	6,825
Host Marriott, LP, Series O, 6.375% 2015	950	883
Host Hotels & Resorts, LP, Series Q, 6.75% 2016	3,550	3,310
Host Hotels & Resorts LP 9.00% 2017[4]	900	911
HSBK (Europe) BV 7.75% 2013[4]	2,165	1,781
HSBK (Europe) BV 7.25% 2017[4]	36,110	24,284
Prudential Financial, Inc., Series D, 6.10% 2017	5,000	4,916
Prudential Holdings, LLC, Series C, 8.695% 2023[4,6]	17,250	16,566
Prudential Financial, Inc. 8.875% 2068[5]	5,000	4,496
UnumProvident Finance Co. PLC 6.85% 2015[4]	28,500	23,585
ERP Operating LP 5.50% 2012	4,000	4,064
ERP Operating LP 6.625% 2012	2,000	2,066
ERP Operating LP 5.20% 2013	2,500	2,483
ERP Operating LP 6.584% 2015	2,705	2,654
ERP Operating LP 5.75% 2017	1,660	1,589
ERP Operating LP 7.125% 2017	10,000	10,153
Development Bank of Singapore Ltd. 7.875% 2010[4]	10,000	10,355
Development Bank of Singapore Ltd. 7.125% 2011[4]	5,000	5,353
DBS Bank Ltd. 1.119% 2021[4,5]	7,250	5,965
ZFS Finance (USA) Trust II 6.45% 2065[4,5]	12,500	11,375
ZFS Finance (USA) Trust V 6.50% 2067[4,5]	11,950	10,157
Lincoln National Corp. 5.65% 2012	12,000	11,887
Lincoln National Corp. 7.00% 2066[5]	11,040	7,342
Citigroup Inc. 6.50% 2013	5,000	5,099
Citigroup Inc. 6.00% 2017	6,375	5,844
Citigroup Inc. 6.125% 2017	8,000	7,369
Catlin Insurance Ltd. 7.249% (undated)[4,5]	34,090	18,089
American Express Co. 6.15% 2017	12,610	12,437
American Express Co. 8.15% 2038	4,500	5,088
New York Life Global Funding 4.65% 2013[4]	17,000	17,461
Wells Fargo & Co. 4.375% 2013	10,850	11,116
Corestates Capital I 8.00% 2026[4]	5,714	4,942
Monumental Global Funding 5.50% 2013[4]	10,000	9,711
Monumental Global Funding III 0.709% 2014[4,5]	8,000	6,307
Hartford Financial Services Group, Inc. 6.30% 2018	9,250	7,752
Glen Meadow Pass-Through Trust 6.505% 2067[4,5]	15,500	8,022
Morgan Stanley, Series F, 6.00% 2015	8,000	8,292
Morgan Stanley, Series F, 5.95% 2017	5,000	5,157
Royal Bank of Scotland Group PLC 5.00% 2013	6,427	5,553
Royal Bank of Scotland Group PLC 5.00% 2014	1,836	1,551
Royal Bank of Scotland Group PLC 5.05% 2015	6,136	4,848
Developers Diversified Realty Corp. 4.625% 2010	6,165	5,955
Developers Diversified Realty Corp. 5.375% 2012	2,000	1,706
Developers Diversified Realty Corp. 5.50% 2015	5,000	3,622
Barclays Bank PLC 5.20% 2014	10,050	10,434
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	10,000	10,134
Principal Life Insurance Co. 5.30% 2013	10,000	10,109
AXA SA 6.463% (undated)[4,5]	15,000	10,066
Genworth Financial, Inc. 6.15% 2066[5]	17,665	8,401
Banco Mercantil del Norte, SA 6.135% 2016[4,5]	2,000	1,794
Banco Mercantil del Norte, SA 6.862% 2021[4,5]	6,850	5,750
Société Générale 5.75% 2016[4]	7,400	6,995
Paribas, New York Branch 6.95% 2013	6,000	6,078
BNP Paribas 4.80% 2015[4]	195	170
BNP Paribas 5.125% 2015[4]	245	231
Nationwide Mutual Insurance 5.81% 2024[4,5]	10,000	6,287
Charles Schwab Corp., Series A, 6.375% 2017	4,000	4,331
Schwab Capital Trust I 7.50% 2037[5]	1,795	1,546
Nationwide Financial Services, Inc. 6.75% 2067[5]	8,780	5,593
Northern Rock PLC 5.60% (undated)[3,4,5]	16,380	1,638
Northern Rock PLC 6.594% (undated)[3,4,5]	33,985	3,398
Huntington National Bank 5.50% 2016	510	379
Huntington National Bank 6.60% 2018	5,750	4,283
Huntington National Bank 5.375% 2019	384	266
CNA Financial Corp. 5.85% 2014	5,625	4,849
Brandywine Operating Partnership, LP 5.75% 2012	4,190	3,829
iStar Financial, Inc. 8.625% 2013	7,500	3,750
Lehman Brothers Holdings Inc., Series I, 6.875% 2018[9]	20,000	3,650
Credit Suisse Group AG 5.50% 2014	3,000	3,194
First Tennessee Bank 5.05% 2015	3,400	2,601
United Dominion Realty Trust, Inc. 5.00% 2012	2,500	2,419
TuranAlem Finance BV 8.25% 2037[4]	10,000	2,150
Assurant, Inc. 5.625% 2014	2,295	2,057
LaBranche & Co Inc. 11.00% 2012	1,750	1,623
Plum Creek Timberlands, LP 5.875% 2015	1,500	1,343
Chubb Corp. 6.375% 2067[5]	1,000	811
Ambac Financial Group, Inc. 6.15% 2087[5]	8,405	756
Capmark Financial Group Inc. 3.606% 2010[5]	1,555	531
		2,515,564

TELECOMMUNICATION SERVICES — 2.63%
Verizon Communications Inc. 3.75% 2011[4]	33,750	34,781
ALLTEL Corp. 7.00% 2012	17,686	19,628
Verizon Communications Inc. 5.55% 2014[4]	64,695	70,429
Verizon Global Funding Corp. 4.90% 2015	3,560	3,698
Verizon Communications Inc. 5.50% 2017	18,000	19,123
Verizon Communications Inc. 6.10% 2018	11,300	12,480
Verizon Communications Inc. 8.75% 2018	15,000	19,215
Verizon Communications Inc. 6.35% 2019	26,025	29,377
Verizon Global Funding Corp. 7.75% 2030	6,705	8,020
Verizon Communications Inc. 6.25% 2037	50,000	53,126
Nextel Communications, Inc., Series E, 6.875% 2013	89,000	81,658
Nextel Communications, Inc., Series F, 5.95% 2014	49,255	42,852
Nextel Communications, Inc., Series D, 7.375% 2015	136,815	123,476
Qwest Capital Funding, Inc. 7.90% 2010	42,010	42,535
Qwest Capital Funding, Inc. 7.25% 2011	83,120	82,704
Qwest Communications International Inc. 7.25% 2011	30,025	30,025
Qwest Corp. 8.875% 2012	12,400	12,927
Qwest Capital Funding, Inc. 7.625% 2021	3,900	3,218
U S WEST Capital Funding, Inc. 6.875% 2028	18,815	13,641
Qwest Capital Funding, Inc. 7.75% 2031	13,885	10,761
SBC Communications Inc. 6.25% 2011	5,500	5,855
AT&T Corp. 7.30% 2011[5]	8,205	9,119
AT&T Wireless Services, Inc. 8.125% 2012	16,935	19,236
AT&T Inc. 4.95% 2013	28,750	30,393
AT&T Inc. 6.70% 2013	15,000	16,964
SBC Communications Inc. 5.10% 2014	3,500	3,754
SBC Communications Inc. 5.625% 2016	10,000	10,702
AT&T Inc. 5.80% 2019	17,250	18,727
AT&T Corp. 8.00% 2031[5]	5,000	6,224
AT&T Inc. 6.55% 2039	3,000	3,342
Centennial Communications Corp. 6.347% 2013[5]	47,300	46,295
Centennial Communications Corp. 10.00% 2013	3,775	3,907
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	15,500	15,926
Centennial Communications Corp., Centennial Cellular Operating Co. LLC
and Centennial Puerto Rico Operations Corp. 8.125% 2014[5]	37,775	38,058
Telecom Italia Capital SA 4.00% 2010	1,470	1,481
Telecom Italia Capital SA 4.875% 2010	1,630	1,664
Telecom Italia Capital SA, Series B, 5.25% 2013	6,700	6,924
Telecom Italia Capital SA 5.25% 2015	29,500	30,079
Telecom Italia Capital SA 6.999% 2018	12,900	14,260
Telecom Italia Capital SA 7.175% 2019	25,000	27,900
Telecom Italia Capital SA 7.20% 2036	7,150	7,693
Telecom Italia Capital SA 7.721% 2038	6,600	7,461
American Tower Corp. 7.125% 2012	59,325	60,512
American Tower Corp. 7.00% 2017	11,200	11,074
American Tower Corp. 7.25% 2019[4]	24,050	23,810
Cricket Communications, Inc. 9.375% 2014	60,900	62,118
Cricket Communications, Inc. 7.75% 2016[4]	19,300	19,300
Windstream Corp. 8.125% 2013	6,000	6,090
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	7,125	7,130
Windstream Corp. 8.625% 2016	58,100	59,262
Wind Acquisition SA 11.75% 2017[4]	64,275	69,096
Crown Castle International Corp. 9.00% 2015	33,850	35,458
Crown Castle International Corp. 7.75% 2017[4]	13,750	14,094
MetroPCS Wireless, Inc., Term Loan B, 3.313% 2013[5,6,8]	8,674	8,319
MetroPCS Wireless, Inc. 9.25% 2014	17,300	17,992
MetroPCS Wireless, Inc. 9.25% 2014[4]	17,050	17,732
Rogers Wireless Inc. 7.25% 2012	3,140	3,571
Rogers Wireless Inc. 7.50% 2015	16,750	19,410
Vodafone Group PLC 5.625% 2017	11,975	12,731
Vodafone Group PLC 6.15% 2037	7,810	8,360
Deutsche Telekom International Finance BV 5.875% 2013	5,625	6,073
Deutsche Telekom International Finance BV 4.875% 2014	10,000	10,395
Deutsche Telekom International Finance BV 6.75% 2018	2,000	2,256
Singapore Telecommunications Ltd. 6.375% 2011	4,825	5,229
Singapore Telecommunications Ltd. 7.375% 2031[4]	3,800	4,561
Cincinnati Bell Inc. 7.25% 2013	9,500	9,274
France Télécom 7.75% 2011[5]	8,500	9,245
SBA Telecommunications, Inc. 8.00% 2016[4]	8,275	8,399
Koninklijke KPN NV 8.375% 2030	4,660	5,849
NTELOS Inc., Term Loan B, 2.54% 2011[5,6,8]	5,746	5,741
Embarq Corp. 6.738% 2013	5,000	5,257
Trilogy International Partners LLC, Term Loan B, 4.098% 2012[5,6,8]	5,250	3,570
Level 3 Financing, Inc. 9.25% 2014	4,000	3,510
PCCW-HKT Capital No. 3 Ltd. 5.25% 2015[4]	1,305	1,221
Hawaiian Telcom Communications, Inc. 9.75% 2013[9]	16,945	254
Hawaiian Telcom Communications, Inc. 8.765% 2013[5,9]	15,920	119
Hawaiian Telcom Communications, Inc., Series B, 12.50% 2015[9]	7,075	9
		1,576,659

INDUSTRIALS — 2.15%
Nielsen Finance LLC, Term Loan B, 2.30% 2013[5,6,8]	8,881	8,242
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	65,850	66,509
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014	38,275	40,476
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[11]	81,675	59,827
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016	21,585	22,718
Nielsen Finance LLC, Term Loan 1L, 8.50% 2017[6,8]	12,000	11,820
Continental Airlines, Inc. 8.75% 2011	27,750	17,760
Continental Airlines, Inc., Series 2000-2, Class A-2, 7.487% 2012[6]	11,700	11,305
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 2016[6]	9,356	8,117
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017[6]	5,263	3,802
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[6]	953	724
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[6]	16,509	14,177
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[6]	4,778	4,219
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[6]	826	638
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[6]	15,490	14,473
Continental Airlines, Inc., Series 1999-1, Class B, 6.795% 2020[6]	782	581
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 2020[6]	11,393	7,035
Continental Airlines, Inc., Series 1999-2, Class A-1, 7.256% 2021[6]	674	593
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[6]	5,204	4,384
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[6]	13,342	10,998
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[6]	11,380	7,731
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[6]	2,574	2,141
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[6]	6,468	5,494
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[6]	5,581	4,116
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 2012[6]	8,050	7,758
Northwest Airlines, Inc., Term Loan B, 4.10% 2013[5,6,8]	5,475	4,407
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[6]	46,035	40,683
Delta Air Lines, Inc., Series 1992-A2, 9.20% 2014[3,6,9]	3,174	3,031
Northwest Airlines, Inc., Term Loan A, 2.35% 2018[5,6,8]	56,836	43,480
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[6]	18,109	14,306
US Investigations Services, Inc., Term Loan B, 3.359% 2015[5,6,8]	18,667	17,236
US Investigations Services, Inc. 10.50% 2015[4]	41,545	35,521
US Investigations Services, Inc. 11.75% 2016[4]	15,775	12,699
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[6]	367	363
United Air Lines, Inc., Series 2000-2, Class B, 7.811% 2011[6,9]	5,302	6,323
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 2012[6]	14,554	14,190
United Air Lines, Inc., Term Loan B, 2.313% 2014[5,6,8]	51,378	29,499
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[6]	272	269
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[6]	145	144
United Air Lines, Inc., Series 1996-A2, 7.87% 2019[3,6,9]	2,421	53
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[4,6]	5,051	2,576
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024[6]	8,926	6,555
American Airlines, Inc., Series 2003-1, Class G, AMBAC insured, 3.857% 2012[6]	1,216	1,148
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 2012[6]	17,745	14,728
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012[6]	1,653	1,586
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012[6]	4,595	3,791
AMR Corp. 9.00% 2012	11,000	5,115
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[6]	17,138	16,178
AMR Corp. 9.00% 2016	2,000	910
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[6]	13,303	6,785
AMR Corp. 10.00% 2021	3,000	1,410
American Airlines, Inc., Series 2001-1, Class A-1, 6.977% 2022[6]	6,590	3,888
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.285% 2014[5,6,8]	57,027	39,821
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.598% 2014[5,6,8]	3,325	2,322
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	5,300	3,114
Hawker Beechcraft Acquisition Co., LLC 9.625% 2015[5,10]	11,530	5,592
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017	4,105	2,073
Ashtead Group PLC 8.625% 2015[4]	15,700	13,580
Ashtead Capital, Inc. 9.00% 2016[4]	44,685	38,653
Allied Waste North America, Inc., Series B, 6.50% 2010	12,000	12,424
Allied Waste North America, Inc., Series B, 5.75% 2011	8,800	9,122
Allied Waste North America, Inc., Series B, 6.125% 2014	2,500	2,574
Allied Waste North America, Inc., Series B, 7.375% 2014	4,500	4,651
Allied Waste North America, Inc. 7.25% 2015	8,500	8,808
Allied Waste North America, Inc. 6.875% 2017	7,250	7,442
ARAMARK Corp., Letter of Credit, 2.025% 2014[5,6,8]	765	728
ARAMARK Corp., Term Loan B, 2.473% 2014[5,6,8]	12,047	11,467
ARAMARK Corp. 4.528% 2015[5]	8,050	7,044
ARAMARK Corp. 8.50% 2015	24,575	24,882
RailAmerica Inc. 9.25% 2017[4]	39,500	40,883
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[4,6]	20,156	20,050
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[4,6]	8,304	8,329
BAE Systems Holdings Inc. 4.95% 2014[4]	1,375	1,416
Norfolk Southern Corp. 5.75% 2016[4]	15,760	16,538
Norfolk Southern Corp. 5.75% 2018	12,000	12,464
Burlington Northern Santa Fe Corp. 7.00% 2014	23,600	26,498
BNSF Funding Trust I 6.613% 2055[5]	2,910	2,428
Union Pacific Corp. 5.125% 2014	15,325	16,056
Union Pacific Corp. 5.75% 2017	2,065	2,177
Union Pacific Corp. 5.70% 2018	8,000	8,376
Waste Management, Inc. 5.00% 2014[1]	7,000	6,961
Waste Management, Inc. 7.375% 2019[1]	7,200	8,193
WMX Technologies, Inc. 7.10% 2026[1]	10,125	10,752
Koninklijke Philips Electronics NV 5.75% 2018	23,250	24,330
CSX Corp. 5.75% 2013	4,960	5,187
CSX Corp. 6.25% 2015	3,460	3,732
CSX Corp. 6.15% 2037	11,800	11,545
DynCorp International and DIV Capital Corp., Series B, 9.50% 2013	19,675	19,823
USG Corp. 6.30% 2016	10,000	7,875
USG Corp. 9.25% 2018[5]	10,500	9,713
United Technologies Corp. 6.125% 2019	15,000	16,890
American Standard Inc. 7.625% 2010	16,501	16,845
Caterpillar Financial Services Corp., Series F, 4.85% 2012	8,335	8,724
Caterpillar Financial Services Corp., Series F, 6.20% 2013	2,500	2,668
Caterpillar Financial Services Corp., Series F, 5.50% 2016	5,000	5,111
Sequa Corp., Term Loan B, 3.85% 2014[5,6,8]	19,263	16,149
Honeywell International Inc. 3.875% 2014	13,605	13,964
General Electric Co. 5.25% 2017	11,250	11,422
Atlas Copco AB 5.60% 2017[4]	11,405	11,279
Kansas City Southern Railway Co. 13.00% 2013	8,625	9,617
Kansas City Southern Railway Co. 8.00% 2015	1,500	1,462
B/E Aerospace 8.50% 2018	9,525	9,501
Navios Maritime Holdings Inc. 9.50% 2014	11,095	9,378
CEVA Group PLC 10.00% 2014[4]	8,825	6,575
CEVA Group PLC, Bridge Loan, 7.052% 2015[3,5,6,8]	6,691	2,743
RBS Global, Inc. and Rexnord LLC 9.50% 2014	7,800	6,825
RBS Global, Inc. and Rexnord LLC 8.875% 2016	575	434
Esterline Technologies Corp. 6.625% 2017	7,500	7,050
Esco Corp. 4.504% 2013[4,5]	3,725	3,148
Esco Corp. 8.625% 2013[4]	4,000	3,700
TransDigm Inc. 7.75% 2014	6,865	6,779
Interface Inc. 11.375% 2013[4]	5,600	5,922
H&E Equipment Services, Inc. 8.375% 2016	6,800	5,746
Atrium Companies, Inc., Term Loan B, 11.75% 2012[5,6,8,10]	12,945	5,449
Atrium Companies, Inc. 15.00% 2012[4,10]	7,408	148
John Deere Capital Corp. 5.40% 2011	2,000	2,144
John Deere Capital Corp. 5.10% 2013	500	536
John Deere Capital Corp., Series D, 5.50% 2017	2,500	2,603
Lockheed Martin Corp. 4.121% 2013	5,000	5,141
RSC Holdings III, LLC, Second Lien Term Loan B, 4.08% 2013[5,6,8]	6,105	4,830
Accuride Corp. 8.50% 2015	9,655	1,762
RSC Equipment Rental, Inc. and RSC Holdings III, LLC 9.50% 2014	1,375	1,186
Alion Science and Technology Corp. 10.25% 2015	1,740	940
		1,286,806

HEALTH CARE — 1.93%
Tenet Healthcare Corp. 7.375% 2013	18,620	18,015
Tenet Healthcare Corp. 9.00% 2015[4]	1,672	1,772
Tenet Healthcare Corp. 9.25% 2015	11,200	11,144
Tenet Healthcare Corp. 10.00% 2018[4]	1,672	1,856
Tenet Healthcare Corp. 8.875% 2019[4]	111,500	118,190
HealthSouth Corp. 7.218% 2014[5]	40,525	38,093
HealthSouth Corp. 10.75% 2016	84,200	88,620
Boston Scientific Corp. 5.45% 2014	12,950	12,675
Boston Scientific Corp. 6.40% 2016	30,623	30,011
Boston Scientific Corp. 5.125% 2017	22,737	20,350
Boston Scientific Corp. 7.00% 2035	59,710	52,545
HCA Inc., Term Loan B, 2.848% 2013[5,6,8]	25,220	23,742
HCA Inc. 9.125% 2014	5,090	5,255
HCA Inc. 9.25% 2016	5,480	5,727
HCA Inc. 9.625% 2016[5,10]	3,000	3,135
HCA Inc. 8.50% 2019[4]	50,980	52,509
HCA Inc. 7.875% 2020[4]	21,365	21,018
Roche Holdings Inc. 4.50% 2012[4]	33,000	34,803
Roche Holdings Inc. 6.00% 2019[4]	45,000	49,089
Elan Finance PLC and Elan Finance Corp. 4.883% 2011[5]	20,140	19,234
Elan Finance PLC and Elan Finance Corp. 7.75% 2011	15,911	15,871
Elan Finance PLC and Elan Finance Corp. 4.793% 2013[5]	14,285	12,714
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	22,665	22,325
Abbott Laboratories 5.60% 2017	17,480	19,022
Abbott Laboratories 5.125% 2019	44,000	46,572
VWR Funding, Inc. 11.25% 2015[5,10]	70,410	62,313
Warner Chilcott Corp. 8.75% 2015	41,924	42,134
Pfizer Inc. 4.45% 2012	13,000	13,772
Pfizer Inc. 5.35% 2015	20,000	22,162
PTS Acquisition Corp. 9.50% 2015[5,10]	56,135	35,926
Coventry Health Care, Inc. 5.875% 2012	8,000	7,861
Coventry Health Care, Inc. 6.30% 2014	26,750	24,181
Coventry Health Care, Inc. 5.95% 2017	2,000	1,683
Cardinal Health, Inc. 4.00% 2015	25,000	22,632
Cardinal Health, Inc. 5.80% 2016	10,000	9,867
GlaxoSmithKline Capital Inc. 4.85% 2013	13,500	14,338
GlaxoSmithKline Capital Inc. 5.65% 2018	7,705	8,379
GlaxoSmithKline Capital Inc. 6.375% 2038	8,100	9,358
Team Finance LLC and Health Finance Corp. 11.25% 2013	26,600	27,398
Novartis Capital Corp. 4.125% 2014	17,250	18,009
Schering-Plough Corp. 6.00% 2017	13,843	15,264
Express Scripts Inc. 5.25% 2012	3,160	3,340
Express Scripts Inc. 7.25% 2019	8,985	10,372
UnitedHealth Group 6.00% 2017	12,430	12,638
Surgical Care Affiliates, Inc. 9.625% 2015[4,5,10]	6,289	4,622
Surgical Care Affiliates, Inc. 10.00% 2017[4]	9,500	6,792
Symbion Inc. 11.75% 2015[5,10]	15,786	11,050
WellPoint, Inc. 6.00% 2014	10,000	10,407
Humana Inc. 6.45% 2016[3]	9,375	8,766
Viant Holdings Inc. 10.125% 2017[4]	8,335	7,043
Merck & Co., Inc. 5.00% 2019	6,000	6,242
Biogen Idec Inc. 6.00% 2013	6,000	6,204
Hospira, Inc. 5.55% 2012	5,295	5,517
United Surgical Partners International Inc. 9.25% 2017[5,10]	3,265	2,808
Bausch & Lomb Inc. 9.875% 2015	2,250	2,256
CHS/Community Health Systems, Inc. 8.875% 2015	205	212
		1,157,833

INFORMATION TECHNOLOGY — 1.69%
NXP BV and NXP Funding LLC 3.259% 2013[5]	128,470	79,170
NXP BV and NXP Funding LLC 10.00% 2013[3,12]	37,639	33,687
NXP BV and NXP Funding LLC 7.875% 2014	88,940	62,258
NXP BV and NXP Funding LLC 9.50% 2015	116,350	57,302
Electronic Data Systems Corp., Series B, 6.00% 2013[5]	100,425	110,540
Hewlett-Packard Co. 6.125% 2014	35,000	39,345
Hewlett-Packard Co. 5.50% 2018	9,500	10,292
Electronic Data Systems Corp. 7.45% 2029	6,555	8,134
Sanmina-SCI Corp. 3.379% 2010[4,5]	1,732	1,715
Sanmina-SCI Corp. 6.75% 2013	28,475	26,055
Sanmina-SCI Corp. 3.379% 2014[4,5]	23,750	20,781
Sanmina-SCI Corp. 8.125% 2016	72,305	64,351
Freescale Semiconductor, Inc., Term Loan B, 2.059% 2013[5,6,8]	61,193	45,305
Freescale Semiconductor, Inc. 4.504% 2014[5]	15,500	8,293
Freescale Semiconductor, Inc. 8.875% 2014	47,875	32,316
Freescale Semiconductor, Inc. 10.125% 2016	18,374	9,554
Jabil Circuit, Inc. 5.875% 2010	49,890	51,511
Jabil Circuit, Inc. 8.25% 2018	40,725	40,114
First Data Corp., Term Loan B2, 3.035% 2014[5,6,8]	73,332	62,439
First Data Corp. 9.875% 2015[4]	12,500	10,609
SunGard Data Systems Inc. 9.125% 2013	48,785	50,005
KLA-Tencor Corp. 6.90% 2018	50,500	48,967
National Semiconductor Corp. 6.15% 2012	20,250	20,105
National Semiconductor Corp. 6.60% 2017	7,250	6,614
Ceridian Corp. 11.25% 2015	28,425	24,374
Celestica Inc. 7.625% 2013	23,320	23,670
Cisco Systems, Inc. 4.95% 2019	20,000	21,047
Hughes Communications, Inc. 9.50% 2014	15,750	15,829
Serena Software, Inc. 10.375% 2016	13,430	12,691
Oracle Corp. 3.75% 2014	10,000	10,325
Sensata Technologies BV, Term Loan B, 2.246% 2013[5,6,8]	3,753	3,159
Sensata Technologies BV 8.00% 2014[5]	6,625	5,399
		1,015,956

CONSUMER STAPLES — 1.50%
Altria Group, Inc. 8.50% 2013	20,000	23,125
Altria Group, Inc. 9.70% 2018	68,000	82,821
Altria Group, Inc. 9.25% 2019	84,485	101,205
Altria Group, Inc. 9.95% 2038	23,500	30,026
Altria Group, Inc. 10.20% 2039	18,000	23,489
PepsiCo, Inc. 7.90% 2018	65,000	81,942
Diageo Capital PLC 7.375% 2014	47,510	54,629
Diageo Capital PLC 5.50% 2016	7,490	7,876
SUPERVALU INC., Term Loan B, 1.535% 2012[5,6,8]	1,518	1,464
SUPERVALU INC. 7.50% 2012	3,323	3,365
Albertson’s, Inc. 7.25% 2013	14,122	13,910
SUPERVALU INC. 7.50% 2014	1,000	973
SUPERVALU INC. 8.00% 2016	14,700	14,663
Albertson’s, Inc. 8.00% 2031	12,650	11,069
Kroger Co. 7.50% 2014	15,000	17,095
Kroger Co. 6.40% 2017	17,950	19,626
Kroger Co. 6.80% 2018	830	939
Kroger Co. 6.15% 2020	2,595	2,775
Stater Bros. Holdings Inc. 8.125% 2012	22,625	22,964
Stater Bros. Holdings Inc. 7.75% 2015	17,750	17,218
Anheuser-Busch InBev NV 7.75% 2019[4]	25,000	29,250
British American Tobacco International Finance PLC 9.50% 2018[4]	22,520	28,106
Duane Reade Inc. 9.75% 2011	14,120	13,485
Duane Reade Inc. 11.75% 2015[4]	14,150	13,785
CVS Caremark Corp. 0.968% 2010[5]	5,000	4,985
CVS Caremark Corp. 5.789% 2026[4,6]	4,250	3,688
CVS Caremark Corp. 6.036% 2028[6]	13,145	12,198
CVS Caremark Corp. 6.943% 2030[6]	5,819	5,659
Coca-Cola Co. 4.875% 2019	25,000	26,271
Wesfarmers Ltd. 6.998% 2013[4]	25,000	26,074
Rite Aid Corp., Term Loan T4 9.50% 2015[5,6,8]	10,000	10,300
Rite Aid Corp. 9.75% 2016[4]	10,000	10,600
Rite Aid Corp. 7.70% 2027	8,000	3,840
Rite Aid Corp. 6.875% 2028	2,300	1,046
Kraft Foods Inc. 6.75% 2014	10,820	12,170
Kraft Foods Inc. 6.875% 2038	10,875	12,453
Tyson Foods, Inc. 10.50% 2014[4]	6,050	6,746
Tyson Foods, Inc. 7.85% 2016[5]	11,500	11,672
Unilever Capital Corp. 3.65% 2014	17,500	17,923
Procter & Gamble Co. 3.50% 2015	17,250	17,596
Kimberly-Clark Corp. 7.50% 2018	13,500	16,561
Safeway Inc. 6.25% 2014	7,000	7,677
Safeway Inc. 6.35% 2017	8,000	8,776
Constellation Brands, Inc. 8.125% 2012	9,250	9,389
Constellation Brands, Inc. 8.375% 2014	3,675	3,822
Constellation Brands, Inc. 7.25% 2017	3,000	2,947
H.J. Heinz Co. 15.59% 2011[4,5]	11,800	16,015
Vitamin Shoppe Industries Inc. 8.383% 2012[5]	11,650	11,126
Smithfield Foods, Inc., Series B, 7.75% 2013	2,800	2,394
Smithfield Foods, Inc. 10.00% 2014[4]	3,825	4,007
Dole Food Co., Inc. 8.875% 2011	6,085	6,070
Delhaize Group 6.50% 2017	3,850	4,072
Elizabeth Arden, Inc. 7.75% 2014	3,150	2,835
Pilgrim’s Pride Corp. 7.625% 2015[9]	2,700	2,504
		897,216

ENERGY — 1.39%
TransCanada PipeLines Ltd. 6.50% 2018	19,595	22,233
TransCanada PipeLines Ltd. 7.125% 2019	19,060	22,671
TransCanada PipeLines Ltd. 6.20% 2037	400	434
TransCanada PipeLines Ltd. 7.625% 2039	11,000	14,018
TransCanada PipeLines Ltd. 6.35% 2067[5]	82,975	64,813
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[4,6]	5,406	5,400
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[6]	104	104
Ras Laffan Liquefied Natural Gas III 5.50% 2014[4]	2,950	3,030
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 2014[4,6]	13,329	14,664
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 2014[6]	4,325	4,758
Ras Laffan Liquefied Natural Gas III 6.75% 2019[4]	4,715	4,924
Ras Laffan Liquefied Natural Gas II 5.298% 2020[4,6]	44,850	43,719
Ras Laffan Liquefied Natural Gas III 5.838% 2027[4,6]	52,650	46,808
Williams Companies, Inc. 2.597% 2010[4,5]	8,000	7,603
Williams Companies, Inc. 6.375% 2010[4]	4,700	4,795
Transcontinental Gas Pipe Line Corp., Series B, 7.00% 2011	10,000	10,750
Williams Companies, Inc. 7.125% 2011	38,750	40,697
Williams Companies, Inc. 8.125% 2012	14,810	15,901
Williams Companies, Inc. 8.75% 2020[4]	5,625	6,367
Williams Companies, Inc. 7.875% 2021	14,900	16,236
Williams Companies, Inc. 8.75% 2032	10,530	11,904
Enbridge Energy Partners, LP, Series B, 6.50% 2018	5,225	5,422
Enbridge Energy Partners, LP 9.875% 2019	15,750	19,384
Enbridge Energy Partners, LP, Series B, 7.50% 2038	6,000	6,867
Enbridge Energy Partners, LP 8.05% 2077[5]	20,045	15,264
Gaz Capital SA 6.51% 2022[4]	26,200	21,091
Gaz Capital SA 7.288% 2037[4]	20,650	16,262
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[4,6]	22,398	21,054
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[6]	10,217	9,604
Kinder Morgan Energy Partners LP 5.85% 2012	2,400	2,537
Kinder Morgan Energy Partners LP 5.125% 2014	10,325	10,661
Kinder Morgan Energy Partners LP 6.00% 2017	2,950	3,039
Kinder Morgan Energy Partners LP 9.00% 2019	11,770	14,357
Energy Transfer Partners, LP 8.50% 2014	10,860	12,562
Energy Transfer Partners, LP 9.00% 2019	6,535	8,027
Energy Transfer Partners, LP 9.70% 2019	7,140	8,967
Chevron Corp. 4.95% 2019	25,000	26,617
Premcor Refining Group Inc. 6.125% 2011	14,500	14,961
Premcor Refining Group Inc. 6.75% 2011	11,150	11,464
Drummond Co., Inc. 7.375% 2016[3,4]	30,955	26,002
Shell International Finance B.V. 4.00% 2014	20,000	21,040
Petroplus Finance Ltd. 6.75% 2014[4]	3,750	3,356
Petroplus Finance Ltd. 7.00% 2017[4]	20,550	17,673
Enbridge Inc. 5.60% 2017	20,400	20,428
Arch Coal Inc. 8.75% 2016[4]	20,000	20,300
ConocoPhillips 5.75% 2019	17,250	18,894
Enterprise Products Operating LP 4.95% 2010	2,400	2,443
Enterprise Products Operating LLC 5.65% 2013	10,000	10,480
Sunoco, Inc. 4.875% 2014	5,310	5,031
Sunoco, Inc. 5.75% 2017	8,000	7,611
Rockies Express Pipeline LLC 6.85% 2018[4]	10,000	10,999
StatoilHydro ASA 3.875% 2014	10,000	10,299
BP Capital Markets PLC 3.625% 2014[4]	10,000	10,257
Pemex Project Funding Master Trust 5.75% 2018	4,500	4,455
Pemex Project Funding Master Trust 6.625% 2035	5,000	4,746
Qatar Petroleum 5.579% 2011[4,6]	8,890	9,127
XTO Energy Inc. 6.25% 2017	7,750	8,448
Canadian Natural Resources Ltd. 5.70% 2017	7,350	7,738
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	7,200	7,066
TEPPCO Partners LP 7.00% 2067[5]	7,475	5,781
Husky Energy Inc. 5.90% 2014	120	129
Husky Energy Inc. 7.25% 2019	155	178
Husky Energy Inc. 6.80% 2037	4,425	4,786
PETRONAS Capital Ltd. 7.00% 2012[4]	4,000	4,423
Delek & Avner-Yam Tethys Ltd. 5.326% 2013[4,6]	2,273	2,138
TNK-BP Finance SA 7.50% 2016[4]	1,500	1,391
		835,188

UTILITIES — 1.38%
Edison Mission Energy 7.50% 2013	35,525	32,594
Edison Mission Energy 7.75% 2016	35,300	29,829
Midwest Generation, LLC, Series B, 8.56% 2016[6]	11,625	11,683
Edison Mission Energy 7.00% 2017	19,525	15,644
Edison Mission Energy 7.20% 2019	39,450	30,081
Homer City Funding LLC 8.734% 2026[6]	12,459	11,244
Edison Mission Energy 7.625% 2027	20,850	13,761
Southern California Edison Co., First and Refunding Mortgage Bonds, Series 2006-E, 5.55% 2037	6,500	6,788
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 3.802% 2014[5,6,8]	19,182	14,899
Texas Competitive Electric Holdings Co. LLC, Series A, 10.25% 2015	111,144	87,804
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015	41,665	32,915
Texas Competitive Electric Holdings Co. LLC 11.25% 2016[5,10]	16,794	10,748
AES Corp. 9.375% 2010	4,802	4,934
AES Corp. 8.75% 2013[4]	34,656	35,522
AES Corp. 7.75% 2015	10,000	9,725
AES Red Oak, LLC, Series A, 8.54% 2019[6]	34,497	31,909
AES Red Oak, LLC, Series B, 9.20% 2029[6]	7,000	6,125
MidAmerican Energy Co. 4.65% 2014	3,200	3,382
MidAmerican Energy Co. 5.95% 2017	10,625	11,625
MidAmerican Energy Holdings Co. 5.75% 2018	15,320	16,367
PacifiCorp. 5.50% 2019	5,000	5,411
MidAmerican Energy Holdings Co. 6.125% 2036	10,150	10,819
MidAmerican Energy Holdings Co. 6.50% 2037	3,000	3,360
Israel Electric Corp. Ltd. 7.25% 2019[4]	1,800	1,860
Israel Electric Corp. Ltd. 9.375% 2020[4]	36,715	42,426
Israel Electric Corp. Ltd. 8.10% 2096[4]	4,905	4,575
Nevada Power Co., General and Refunding Mortgage Bonds, Series A, 8.25% 2011	6,000	6,537
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012	7,500	7,815
Nevada Power Co., General and Refunding Mortgage Notes, Series I, 6.50% 2012	4,250	4,538
Sierra Pacific Resources 8.625% 2014	2,725	2,780
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	5,675	5,888
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	13,700	14,132
Sierra Pacific Resources 6.75% 2017	3,000	2,792
NRG Energy, Inc. 7.25% 2014	7,825	7,708
NRG Energy, Inc. 7.375% 2016	36,625	35,526
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	27,850	29,883
National Rural Utilities Cooperative Finance Corp., Collateral Trust Bonds, 10.375% 2018	6,000	7,777
Cilcorp Inc. 8.70% 2009	9,000	9,090
Ameren Corp. 8.875% 2014	10,000	10,714
Union Electric Co. 5.40% 2016	8,000	7,903
Cilcorp Inc. 9.375% 2029	3,000	3,705
Consumers Energy Co., First Mortgage Bonds, 6.70% 2019	26,800	30,389
Electricité de France SA 5.50% 2014[4]	15,000	16,340
Electricité de France SA 6.95% 2039[4]	8,000	9,760
PSEG Power LLC 7.75% 2011	7,500	8,103
PSEG Power LLC 5.00% 2014	10,000	10,384
Public Service Electric and Gas Co., Series E, 5.30% 2018	1,000	1,063
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[4]	9,250	8,909
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 2017[4]	4,000	3,858
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[4]	7,750	6,752
Alabama Power Co., Series R, 4.70% 2010	1,250	1,297
Alabama Power Co., Series 2008-B, 5.80% 2013	4,500	4,939
Alabama Power Co., Series Q, 5.50% 2017	1,000	1,073
Alabama Power Co. 6.00% 2039	9,000	9,874
PG&E Corp. 5.75% 2014	9,000	9,829
Pacific Gas and Electric Co., First Mortgage Bonds, 6.05% 2034	4,000	4,355
E.ON International Finance BV 5.80% 2018[4]	13,000	13,893
Progress Energy, Inc. 6.05% 2014	4,500	4,858
Carolina Power & Light Co. d/b/a Progress Energy Carolinas, Inc. 5.25% 2015	6,000	6,356
Virginia Electric and Power Co., Series 2003-A, 4.75% 2013	6,000	6,284
Virginia Electric and Power Co., Series B, 5.95% 2017	4,500	4,931
Veolia Environnement 5.25% 2013	8,000	8,329
AES Panamá, SA 6.35% 2016[4]	4,500	4,289
Enersis SA 7.375% 2014	3,500	3,790
Appalachian Power Co., Series M, 5.55% 2011	3,000	3,110
Intergen Power 9.00% 2017[4]	3,000	2,970
FPL Energy National Wind Portfolio, LLC 6.125% 2019[4,6]	1,572	1,463
		830,016

MATERIALS — 0.73%
Dow Chemical Co. 7.60% 2014	40,450	43,998
Dow Chemical Co. 8.55% 2019	38,300	42,089
Dow Chemical Co. 9.40% 2039	1,160	1,398
International Paper Co. 7.40% 2014	12,500	13,371
International Paper Co. 7.95% 2018	36,545	38,990
International Paper Co. 9.375% 2019	15,385	18,027
Owens-Brockway Glass Container Inc. 8.25% 2013	16,000	16,440
Owens-Brockway Glass Container Inc. 7.375% 2016[4]	18,055	17,965
Nalco Co. 7.75% 2011	3,370	3,404
Nalco Co. 8.875% 2013	1,000	1,040
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 9.00% 2014	7,200	7,308
Nalco Co., Term Loan B, 6.50% 2016[5,6,8]	5,540	5,588
Nalco Co. 8.25% 2017[4]	11,445	11,960
ArcelorMittal 6.125% 2018	26,525	25,662
Rio Tinto Finance (USA) Ltd. 5.875% 2013	10,000	10,601
Rio Tinto Finance (USA) Ltd. 8.95% 2014	6,500	7,560
Rio Tinto Finance (USA) Ltd. 9.00% 2019	5,000	5,892
Freeport-McMoRan Copper & Gold Inc. 6.875% 2014	3,100	3,210
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	16,880	17,871
BHP Billiton Finance (USA) Ltd. 5.50% 2014	17,595	19,132
Domtar Corp. 5.375% 2013	2,350	2,086
Domtar Corp. 7.125% 2015	17,145	15,431
Georgia-Pacific Corp. 8.125% 2011	4,000	4,120
Georgia-Pacific Corp., First Lien Term Loan B, 2.65% 2012[5,6,8]	4,832	4,689
Georgia-Pacific LLC 8.25% 2016[4]	7,315	7,608
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	16,155	10,501
Georgia Gulf Corp., Term Loan, Revolver, 6.50% 2011[1,5,6,8,13]	4,250	3,889
Georgia Gulf Corp., Term Loan B, 9.50% 2013[1,5,6,8]	6,246	5,758
Graphic Packaging International, Inc. 8.50% 2011	6,088	6,134
Graphic Packaging International, Inc. 9.50% 2017[4]	2,150	2,150
Jefferson Smurfit Corp. (U.S.) 8.25% 2012[9]	1,205	615
Stone Container Corp. 8.375% 2012[9]	5,438	2,828
Jefferson Smurfit Corp. (U.S.) 7.50% 2013[9]	3,630	1,806
Smurfit-Stone Container Enterprises, Inc. 8.00% 2017[9]	5,070	2,573
Stora Enso Oyj 6.404% 2016[4]	4,500	3,334
Stora Enso Oyj 7.25% 2036[4]	5,445	3,164
FMG Finance Pty Ltd. 10.625% 2016[4]	6,000	6,225
Airgas, Inc. 6.25% 2014	2,450	2,456
Airgas, Inc. 7.125% 2018[4]	3,500	3,412
AMH Holdings, Inc. 11.25% 2014	12,905	5,549
Ashland Inc., Term Loan B, 7.65% 2014[5,6,8]	3,329	3,392
Weyerhaeuser Co. 7.375% 2032[1]	1,500	1,287
Weyerhaeuser Co. 6.875% 2033[1]	2,500	1,939
Rockwood Specialties Group, Inc. 7.50% 2014	3,240	3,127
AEP Industries Inc. 7.875% 2013	3,010	2,732
UPM-Kymmene Corp. 5.625% 2014[4]	3,000	2,403
Arbermarle Corp. 5.10% 2015	2,570	2,280
CRH America, Inc. 6.00% 2016	110	103
CRH America, Inc. 8.125% 2018[3]	2,045	2,106
Plastipak Holdings, Inc. 8.50% 2015[4]	2,275	2,173
Momentive Performance Materials Inc. 9.75% 2014	2,665	1,746
Smurfit Capital Funding PLC 7.50% 2025	2,175	1,642
Corporación Nacional del Cobre de Chile 6.375% 2012[4]	1,500	1,638
Rock-Tenn Co. 9.25% 2016[4]	1,430	1,512
Praxair, Inc. 4.375% 2014	1,000	1,054
C10 Capital (SPV) Ltd. 6.722% (undated)[4,5]	1,300	735
Neenah Paper, Inc. 7.375% 2014	90	63
		435,766

ASSET-BACKED OBLIGATIONS[6] — 0.70%
Honda Auto Receivables Owner Trust, Series 2006-3, Class A-4, 5.11% 2012	17,500	17,894
Honda Auto Receivables Owner Trust, Series 2007-2, Class A-4, 5.57% 2013	24,500	25,717
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014	12,000	11,608
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014	7,000	6,339
AmeriCredit Automobile Receivables Trust, Series 2008-A-F, Class A-4, FSA insured, 6.96% 2014	15,000	13,820
Drive Auto Receivables Trust, Series 2005-3, Class A-4, FSA insured, 5.09% 2013[4]	12,707	13,090
Drive Auto Receivables Trust, Series 2006-2, Class A-3, MBIA insured, 5.33% 2014[4]	15,265	15,414
CPS Auto Receivables Trust, Series 2006-A, Class 1-A-4, FSA insured, 5.33% 2012[4]	4,870	4,737
CPS Auto Receivables Trust, Series 2006-B, Class A-4, MBIA insured, 5.81% 2012[4]	2,321	2,333
CPS Auto Receivables Trust, Series 2006-C, Class A-4, XLCA insured, 5.14% 2013[4]	9,528	9,165
CPS Auto Receivables Trust, Series 2007-B, Class A-4, FSA insured, 5.60% 2014[4]	10,000	10,016
UPFC Auto Receivables Trust, Series 2005-B, Class A-3, XLCA insured, 4.98% 2011	1,433	1,440
UPFC Auto Receivables Trust, Series 2007-B, Class A-3, AMBAC insured, 6.15% 2014	23,250	23,652
ARG Funding Corp., Series 2005-2, Class A-4, AMBAC insured, 4.84% 2011[4]	20,000	19,168
Conseco Finance Home Loan Trust, Series 1999-G, Class B-2, 10.96% 2029	14,099	5,360
Green Tree Financial Corp., Series 2008-MH1, Class A-3, 8.97% 2038[4]	13,039	12,588
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	9,024	9,190
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	8,040	8,563
American Express Issuance Trust, Series 2005-1, Class C, 0.618% 2011[5]	17,500	16,235
Nissan Auto Lease Trust, Series 2008-A, Class A-3a, 5.14% 2011	14,000	14,474
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-3, FSA insured, 5.17% 2011	891	894
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	11,500	11,025
BMW Vehicle Owner Trust, Series 2006-A, Class A-4, 5.07% 2011	10,381	10,609
Chase Issuance Trust, Series 2008-4, Class A, 4.65% 2015	10,000	10,368
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.428% 2037[5]	6,019	3,586
CWHEQ Revolving Home Equity Loan Trust, Series 2007-C, Class A, FGIC insured, 0.438% 2037[5]	25,079	6,070
Washington Mutual Master Note Trust, Series 2007-C1, Class C-1, 0.688% 2014[4,5]	7,550	7,261
Washington Mutual Master Note Trust, Series 2006-C2A, Class C-2, 0.788% 2015[4,5]	2,300	1,976
J.P. Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A-F-4, 5.488% 2035[5]	10,476	8,732
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-3, 5.09% 2017	8,265	8,680
First Horizon ABS Trust, Series 2006-HE2, Class A, FSA insured, 0.415% 2026[5]	4,720	2,068
First Horizon ABS Trust, Series 2007-HE1, Class A, FSA insured, 0.405% 2029[5]	9,101	4,621
Prestige Auto Receivables Trust, Series 2005-1A, Class A-2, FSA insured, 4.37% 2012[4]	2,199	2,211
Prestige Auto Receivables Trust, Series 2006-1A, Class A-2, FSA insured, 5.25% 2013[4]	4,346	4,402
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	2,200	2,207
Triad Automobile Receivables Trust, Series 2005-A, Class A-4, AMBAC insured, 4.22% 2012	4,368	4,373
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 2011[4]	6,375	6,256
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-2, FGIC insured, 6.054% 2037[5]	5,000	2,110
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-3, FGIC insured, 6.193% 2037[5]	10,000	3,783
Advanta Business Card Master Trust, Series 2005-A2, Class A-2, 0.419% 2013[5]	5,932	5,457
Home Equity Asset Trust, Series 2004-7, Class M-1, 0.905% 2035[5]	10,000	5,348
Capital One Multi-asset Execution Trust, Series 2006-1, Class C, 0.578% 2014[5]	2,000	1,674
Capital One Multi-asset Execution Trust, Series 2003-3, Class C, 2.538% 2016[5]	4,600	3,495
Citibank Credit Card Issuance Trust, Series 2008, Class C6, 6.30% 2014	2,000	1,953
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 2015	3,000	3,119
MBNA Credit Card Master Note Trust, Series 2001-C, Class C, 7.10% 2013[4]	5,000	4,907
Susquehanna Auto Lease Trust, Series 2007-1, Class A-3, 5.25% 2010[4]	4,879	4,899
Vanderbilt Mortgage and Finance, Inc., Series 1999-B, Class I-A-6, 6.925% 2024	4,878	4,880
RAMP Trust, Series 2003-RZ4, Class A-7, 4.79% 2033[5]	5,319	4,870
MBNA Master Credit Card Trust II, Series 2000-H, Class B, 0.888% 2013[5]	5,000	4,801
CarMax Auto Owner Trust, Series 2007-2, Class A-3, 5.23% 2011	3,987	4,065
Ameriquest Mortgage Securities Inc., Series 2003-12, Class M-1, 1.035% 2034[5]	5,852	3,755
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A-5, FGIC insured, 5.753% 2027	9,468	3,637
Home Equity Mortgage Trust, Series 2006-2, Class 1A-1, 5.367% 2036[5]	2,593	434
Home Equity Mortgage Trust, Series 2006-4, Class A-1, 5.671% 2036[5]	5,377	489
Home Equity Mortgage Trust, Series 2006-6, Class 2A-1, 0.385% 2037[5]	23,559	1,086
Home Equity Mortgage Trust, Series 2006-5, Class A-1, 5.50% 2037[5]	13,952	1,341
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031	4,201	3,166
Residential Asset Securities Corp. Trust, Series 2003-KS6, Class A-2, 0.885% 2033[5]	124	97
BA Credit Card Trust, Series 2007-2, Class C-2, 0.558% 2012[5]	3,315	3,182
Metropolitan Asset Funding, Inc., Series 1998-A, Class B-1, 7.728% 2014[3,4]	3,577	3,148
SACO I Trust, Series 2006-7, Class A, 0.415% 2036[5]	17,441	1,322
SACO I Trust, Series 2006-12, Class I-A, 0.425% 2036[5]	10,451	1,796
Residential Funding Mortgage Securities II, Inc., Series 2006-HSA2, Class A-I-5, FGIC insured, 5.63% 2036[5]	9,341	2,844
First Franklin Mortgage Loan Trust, Series 2006-FFA, Class A-3, 0.405% 2026[5]	13,956	1,317
NovaStar Mortgage Funding Trust, Series 2004-4, Class B-1, 1.985% 2035[5]	7,500	606
Long Beach Mortgage Loan Trust, Series 2006-A, Class A-1, 0.375% 2036[5]	15,894	524
Merrill Lynch Mortgage Investors Trust, Series 2007-SL1, Class A-1, 0.585% 2037[5]	3,613	86
		420,333

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.20%
United Mexican States Government Global 6.375% 2013	14,765	16,131
United Mexican States Government Global 5.875% 2014	20,000	21,258
United Mexican States Government Global 11.375% 2016	9,118	12,309
United Mexican States Government Global 5.625% 2017	3,640	3,731
United Mexican States Government Global 6.75% 2034	7,740	8,011
United Mexican States Government Global 6.05% 2040	2,000	1,885
Russian Federation 8.25% 2010[6]	667	686
Russian Federation 7.50% 2030[6]	18,499	18,661
Polish Government 6.375% 2019	9,985	10,392
Brazil (Federal Republic of) Global 6.00% 2017	6,000	6,261
Brazil (Federal Republic of) Global 8.00% 2018[6]	3,022	3,430
State of Qatar 9.75% 2030	4,000	5,360
Banque Centrale de Tunisie 7.375% 2012	3,500	3,798
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	2,500	3,175
Corporación Andina de Fomento 5.75% 2017	2,000	1,935
Peru (Republic of) 7.125% 2019	1,080	1,172
South Africa (Republic of) 6.875% 2019	750	823
		119,018

MUNICIPALS — 0.00%
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	3,087	2,522
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	534	463
		2,985

MISCELLANEOUS — 0.02%
Other bonds & notes in initial period of acquisition		10,168

Total bonds & notes (cost: $21,871,898,000)		20,750,646

Short-term securities — 3.87%

Federal Home Loan Bank 0.163%–0.85% due 8/3–10/27/2009	738,813	738,656
Fannie Mae 0.19%–0.45% due 8/17–11/17/2009	387,200	387,067
U.S. Treasury Bills 0.135%–0.40% due 8/6–10/8/2009	240,300	240,262
Freddie Mac 0.22%–0.51% due 8/10–10/13/2009	231,400	231,353
Pfizer Inc 0.21%–0.25% due 8/18–9/9/2009[4]	149,991	149,954
Procter & Gamble International Funding S.C.A. 0.20% due 8/11–9/14/2009[4]	95,100	95,082
Park Avenue Receivables Co., LLC 0.25% due 8/4–8/12/2009[4]	47,100	47,097
JPMorgan Chase & Co. 0.18% due 8/4/2009	25,000	24,999
Jupiter Securitization Co., LLC 0.27% due 9/11/2009[4]	12,500	12,496
Abbott Laboratories 0.20%–0.23% due 8/18–9/21/2009[4]	72,800	72,786
Private Export Funding Corp. 0.22%–0.26% due 8/12–9/10/2009[4]	56,100	56,096
Wal-Mart Stores Inc. 0.55% due 9/21/2009[4]	45,000	44,981
Federal Farm Credit Banks 0.70% due 12/22/2009	44,600	44,542
Emerson Electric Co. 0.20%–0.21% due 8/19–8/24/2009[4]	42,200	42,194
Coca-Cola Co. 0.23% due 8/20/2009[4]	40,700	40,695
NetJets Inc. 0.21% due 8/13/2009[4]	30,000	29,998
E.I. duPont de Nemours and Co. 0.18% due 8/31/2009[4]	25,000	24,996
Johnson & Johnson 0.20% due 8/13/2009[4]	21,200	21,199
Merck & Co. Inc. 0.20% due 8/17/2009	17,200	17,198

Total short-term securities (cost: $2,321,404,000)		2,321,651

Total investment securities (cost: $62,902,190,000)		59,663,800
Other assets less liabilities		285,369

Net assets		$59,949,169

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Security did not produce income during the last 12 months.
[3]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, was $629,071,000, which represented 1.05% of the net assets of the fund.
[4]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $4,802,201,000, which represented 8.01% of the net assets of the fund.

[5]	Coupon rate may change periodically.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Index-linked bond whose principal amount moves with a government retail price index.
[8]
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $802,748,000, which represented 1.34% of the net assets of the fund.

[9]	Scheduled interest and/or principal payment was not received.
[10]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[11]	Step bond; coupon rate will increase at a later date.
[12]
Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 7/17/2009 at a cost of $29,405,000) may be subject to legal or contractual restrictions on resale.

[13]	Unfunded loan commitment; the total value of all unfunded loan commitments was $1,711,000, which represented less than .01% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-906-0909O-S21428

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO
To the Shareholders and Board of Directors of
The Income Fund of America, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Income Fund of America, Inc. (the “Fund”) as of July 31, 2009, and for the year then ended and have issued our report thereon dated September 4, 2009, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of July 31, 2009, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
September 4, 2009

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INCOME FUND OF AMERICA, INC.

By /s/ Hilda L. Applbaum
Hilda L. Applbaum, Vice Chairman and Principal Executive Officer

Date: September 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Hilda L. Applbaum
Hilda L. Applbaum, Vice Chairman and Principal Executive Officer

Date: September 30, 2009

By /s/ Jennifer M. Buchheim
Jennifer M. Buchheim, Treasurer and Principal Financial Officer

Date: September 30, 2009